                                  EXHIBIT 10.3

        INDENTURE WITH RESPECT TO THE COMPANY'S 7.25% CONVERTIBLE JUNIOR
                            SUBORDINATED DEBENTURES




                    SOUTHERN COMMUNITY FINANCIAL CORPORATION

                                      AND

                      WILMINGTON TRUST COMPANY, AS TRUSTEE


                                   INDENTURE


                     7.25% CONVERTIBLE DEFERRABLE INTEREST
                         JUNIOR SUBORDINATED DEBENTURES


                               DUE MARCH 31, 2032




                         DATED AS OF FEBRUARY 13, 2002

                               TABLE OF CONTENTS


                                                                                                        PAGE

ARTICLE I DEFINITIONS.....................................................................................7
Section 1.1 Definitions of Terms .........................................................................7

ARTICLE II ISSUE, DESCRIPTION, TERMS, CONDITIONS REGISTRATION
AND EXCHANGE OF THE DEBENTURES ...........................................................................13
Section 2.1 Designation and Principal Amount .............................................................13
Section 2.2 Maturity .....................................................................................13
Section 2.3 Form and Payment..............................................................................14
Section 2.4 Interest .....................................................................................14
Section 2.4A Defaulted Interest...........................................................................14
Section 2.5 Execution and Authentications ................................................................15
Section 2.6 Registration of Transfer and Exchange ........................................................16
Section 2.7 Temporary Debentures .........................................................................16
Section 2.7A Global Securities............................................................................17
Section 2.8 Mutilated, Destroyed, Lost or Stolen Debentures ..............................................18
Section 2.9 Cancellation .................................................................................18
Section 2.10 Benefit of Indenture ........................................................................18
Section 2.11 Authenticating Agent.........................................................................19
Section 2.12 Right of Set-off.............................................................................19
Section 2.13 CUSIP Numbers................................................................................19

ARTICLE III REDEMPTION OF DEBENTURES .....................................................................19
Section 3.1 Redemption ...................................................................................19
Section 3.2 Special Event Redemption .....................................................................19
Section 3.3 Optional Redemption by Corporation ...........................................................20
Section 3.4 Notice of Redemption .........................................................................20
Section 3.5 Payment Upon Redemption ......................................................................21
Section 3.6 No Sinking Fund ..............................................................................22

ARTICLE IV CONVERSION OF DEBENTURES ......................................................................22
Section 4.1 Conversion Rights ............................................................................22
Section 4.2 Conversion Procedures ........................................................................22
Section 4.3 Conversion Ratio Adjustments .................................................................24
Section 4.4 Reclassification, Consolidation, Merger or Sale of Assets ....................................26
Section 4.5 Notice of Adjustments of Conversion Ratio ....................................................27
Section 4.6 Prior Notice of Certain Events................................................................27
Section 4.7 Certain Defined Terms ........................................................................27
Section 4.8 Dividend or Interest Reinvestment Plans ......................................................28
Section 4.9 Certain Additional Rights ....................................................................28
Section 4.10 Trustee Not Responsible for Determining Conversion Ratio or Adjustments .....................28

ARTICLE V EXTENSION OF INTEREST PAYMENT PERIOD ...........................................................29
Section 5.1 Extension of Interest Payment Period..........................................................29
Section 5.2 Notice of Extension ..........................................................................29
Section 5.3 Limitation on Transactions ...................................................................30

ARTICLE VI PARTICULAR COVENANTS OF THE COMPANY............................................................30
Section 6.1 Payment of Principal and Interest.............................................................30
Section 6.2 Maintenance of Agency ........................................................................30
Section 6.3 Paying Agents ................................................................................31
Section 6.4 Appointment to Fill Vacancy in Office of Trustee .............................................31
Section 6.5 Compliance with Consolidation Provisions .....................................................31
Section 6.6 Limitation on Transactions ...................................................................32
Section 6.7 Covenants as to the Trust ....................................................................32
Section 6.8 Covenants as to Purchases ....................................................................32
Section 6.9 Waiver of Usury, Stay or Extension Laws ......................................................32

ARTICLE VII DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY
AND THE TRUSTEE ..........................................................................................33
Section 7.1 Corporation to Furnish Trustee Names and Addresses of Debentureholders .......................33
Section 7.2 Preservation of Information; Communications with Debentureholders ............................33
Section 7.3 Reports by the Corporation ...................................................................33
Section 7.4 Reports by the Trustee .......................................................................34
Section 7.5 Statements as to Default......................................................................34

ARTICLE VIII REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
ON EVENT OF DEFAULT ......................................................................................34
Section 8.1 Events of Default ............................................................................34
Section 8.2 Collection of Indebtedness and Suits for Enforcement by Trustee ..............................35
Section 8.3 Application of Moneys Collected ..............................................................36
Section 8.4 Limitation on Suits ..........................................................................37
Section 8.5 Rights and Remedies Cumulative; Delay or Omission not Waiver..................................37
Section 8.6 Control by Debentureholders ..................................................................37
Section 8.7 Undertaking to Pay Costs .....................................................................38
Section 8.8 Direct Action by Holders of Preferred Securities .............................................38

ARTICLE IX FORM OF DEBENTURE AND ORIGINAL ISSUE ..........................................................38
Section 9.1 Form of Debenture ............................................................................38
Section 9.2 Original Issue of Debentures .................................................................39

ARTICLE X CONCERNING THE TRUSTEE .........................................................................39
Section 10.1 Certain Duties and Responsibilities .........................................................39
Section 10.2 Notice of Defaults ..........................................................................40
Section 10.3 Certain Rights of Trustee ...................................................................40
Section 10.4 Trustee Not Responsible for Recitals, etc. ..................................................41
Section 10.5 May Hold Debentures .........................................................................41
Section 10.6 Moneys Held in Trust ........................................................................41
Section 10.7 Compensation and Reimbursement ..............................................................41
Section 10.8 Reliance on Officers' Certificate ...........................................................42
Section 10.9 Disqualification; Conflicting Interests......................................................42
Section 10.10 Corporate Trustee Required; Eligibility ....................................................42
Section 10.11 Resignation and Removal; Appointment of Successor ..........................................42
Section 10.12 Acceptance of Appointment by Successor .....................................................43
Section 10.13 Merger, Conversion, Consolidation or Succession to Business ................................44
Section 10.14 Preferential Collection of Claims Against the Company ......................................44

ARTICLE XI CONCERNING THE DEBENTUREHOLDERS................................................................44
Section 11.1 Evidence of Action by Holders................................................................44
Section 11.2 Proof of Execution by Debentureholders.......................................................44
Section 11.3 Who May be Deemed Owners.....................................................................45
Section 11.4 Certain Debentures Owned by Company Disregarded..............................................45
Section 11.5 Actions Binding on Future Debentureholders...................................................45

ARTICLE XII SUPPLEMENTAL INDENTURES.......................................................................45
Section 12.1 Supplemental Indentures Without the Consent of Debentureholders..............................45
Section 12.2 Supplemental Indentures with Consent of Debentureholders.....................................46
Section 12.3 Effect of Supplemental Indentures............................................................47
Section 12.4 Debentures Affected by Supplemental Indentures...............................................47
Section 12.5 Execution of Supplemental Indentures.........................................................47

ARTICLE XIII SUCCESSOR CORPORATION........................................................................47
Section 13.1 Corporation May Consolidate, etc. ...........................................................47
Section 13.2 Successor Corporation Substituted ...........................................................48
Section 13.3 Evidence of Consolidation, etc. to Trustee...................................................48

ARTICLE XIV SATISFACTION AND DISCHARGE ...................................................................48
Section 14.1 Satisfaction and Discharge of Indenture .....................................................48
Section 14.2 Discharge of Obligations ....................................................................49
Section 14.3 Deposited Moneys to be Held in Trust ........................................................49
Section 14.4 Payment of Monies Held by Paying Agents......................................................49
Section 14.5 Repayment to Corporation ....................................................................49

ARTICLE XV IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS
AND DIRECTORS ............................................................................................50
Section 15.1 No Recourse .................................................................................50

ARTICLE XVI MISCELLANEOUS PROVISIONS .....................................................................50
Section 16.1 Effect on Successors and Assigns ............................................................50
Section 16.2 Actions by Successor ........................................................................50
Section 16.3 Surrender of Corporation Powers .............................................................51
Section 16.4 Notices .....................................................................................51
Section 16.5 Governing Law ...............................................................................51
Section 16.6 Treatment of Debentures as Debt .............................................................51
Section 16.7 Compliance Certificates and Opinions ........................................................51
Section 16.8 Payments on Business Days ...................................................................51
Section 16.9 Trust Indenture Act; Conflicts with Trust Indenture Act .....................................52
Section 16.10 Counterparts ...............................................................................52
Section 16.11 Severability ...............................................................................52
Section 16.12 Assignment .................................................................................52
Section 16.13 Acknowledgment of Rights ...................................................................52

ARTICLE XVII SUBORDINATION OF DEBENTURES .................................................................52
Section 17.1 Agreement to Subordinate ....................................................................52
Section 17.2 Default on Senior Debt or Subordinated Debt..................................................53
Section 17.3 Liquidation; Dissolution; Bankruptcy ........................................................53
Section 17.4 Subrogation .................................................................................54
Section 17.5 Trustee to Effectuate Subordination .........................................................54
Section 17.6 Notice by the Corporation....................................................................54
Section 17.7 Rights of the Trustee; Holders of Senior Indebtedness .......................................55
Section 17.8 Subordination may not be Impaired............................................................55

                             CROSS-REFERENCE TABLE

Section of Trust Indenture Act                                                            Section of Indenture
Of 1939, As Amended

310(a)............................................................................................10.10
310(b)............................................................................................10.9
310(c).......................................................................................Not Applicable
311(a)............................................................................................10.14
311(b)............................................................................................10.14
311(c).......................................................................................Not Applicable
312(a).............................................................................................7.1
312(b).............................................................................................7.2(c)
312(c).............................................................................................7.2(c)
313(a).............................................................................................7.4(a)
313(b).............................................................................................7.4(b)
313(c).............................................................................................7.4(a)
313(d).............................................................................................7.4(c)
314(a).............................................................................................7.3(a)
314(b).......................................................................................Not Applicable
314(c)............................................................................................16.7
314(d).......................................................................................Not Applicable
314(e)............................................................................................16.7
314(f).......................................................................................Not Applicable
315(a)............................................................................................10.1(a)
315(b)............................................................................................10.2
315(c)............................................................................................10.1(a)
315(d)............................................................................................10.1(b)
315(e).............................................................................................8.7
316(a).............................................................................................1.1
316(b).............................................................................................8.4(b)
316(c)............................................................................................11.1(b)
317(a).............................................................................................8.2
317(b).............................................................................................6.3
318(a)............................................................................................16.9


      Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Indenture

                                   INDENTURE

INDENTURE, dated as of February 13, 2002, between SOUTHERN COMMUNITY FINANCIAL CORPORATION, a North Carolina Corporation (the "Corporation"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation (the "Trustee").

                                    RECITALS

WHEREAS, for its lawful corporate purposes, the Corporation has duly authorized the execution and delivery of this Indenture to provide for the issuance of unsecured securities to be known as its 7.25% Convertible Deferrable Interest Junior Subordinated Debentures due March 31, 2032 (hereinafter referred to as the "Debentures"), the form and substance of such Debentures and the terms, provisions and conditions thereof to be set forth as provided in this Indenture; and

WHEREAS, Southern Community Capital Trust I, a Delaware statutory business trust (the "Trust"), has offered to the public up to $17,250,000 aggregate liquidation amount of its Preferred Securities (as defined herein) and proposes to invest the proceeds from such offering, together with the proceeds of the issuance and sale by the Trust to the Corporation of up to $534,000 aggregate liquidation amount of its Common Securities (as defined herein), in up to $17,784,000 aggregate principal amount of the Debentures; and

WHEREAS, the Corporation has requested that the Trustee execute and deliver this Indenture; and

WHEREAS, all requirements necessary to make this Indenture a valid instrument in accordance with its terms, and to make the Debentures, when executed by the Corporation and authenticated and delivered by the Trustee, the valid obligations of the Corporation, have been performed, and the execution and delivery of this Indenture have been duly authorized in all respects; and

WHEREAS, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Corporation has duly authorized the execution of this Indenture; and

WHEREAS, all things necessary to make this Indenture a valid agreement of the Corporation, in accordance with its terms, have been done.

NOW, THEREFORE, in consideration of the premises and the purchase of the Debentures by the Trust, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the holders of the Debentures and intending to be legally bound hereby:

                                   ARTICLE I.
                                  DEFINITIONS


SECTION 1.1       DEFINITIONS OF TERMS.

The terms defined in this Section 1.1 (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1 and shall include the plural as well as the singular. All other terms that are used in this Indenture that are defined in the Trust Indenture Act, or that are by reference in the Trust Indenture Act defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with Generally Accepted Accounting Principles as in effect at the time of computation.

         "Accelerated Maturity Date" shall be the date selected by the Corporation pursuant to Section 3.3 hereunder, provided that such date shall not precede April 1, 2007, except as otherwise provided in Section 3.3(a) hereof.

         "Additional Interest" shall have the meaning set forth in Section 2.4 of this Indenture.

         "Administrative Trustees" shall have the meaning set forth in the Trust Agreement.

         "Affiliate" means, with respect to a specified Person, (a) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities or other ownership interests of the specified Person; (b) any Person 10% or more of whose outstanding voting securities or other ownership interests are directly or indirectly owned, controlled or held with power to vote by the specified Person; (c) any Person directly or indirectly controlling, controlled by, or under common control with the specified Person; (d) a partnership in which the specified Person is a general partner; (e) any officer or director of the specified Person; and (f) if the specified Person is an individual, any entity of which the specified Person is an executive officer, director or general partner.

         "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depository for such Global Security, in each case to the extent applicable to such transaction and as in effect from time to time.

         "Authenticating Agent" means an authenticating agent with respect to the Debentures appointed by the Trustee pursuant to Section 2.11.

         "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

         "Board of Directors" means the Board of Directors of the Corporation or any duly authorized committee of such Board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

         "Business Day" means, with respect to the Debentures, any day other than a Saturday or a Sunday or a day on which banking institutions in the City of New York, New York are authorized or required by law, executive order or regulation to close, or a day on which the principal Corporate Trust Office of the Trustee or the Property Trustee is closed for business.

         "Capital Treatment Event" means the receipt by the Trust of an Opinion of Counsel rendered by a law firm knowledgeable in such matters, to the effect that, as a result of any amendment to, or change (including any proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such proposed change pronouncement, action or decision is announced on or after the date of original issuance of the Preferred Securities under the Trust Agreement, there is more than an insubstantial risk that the Preferred Securities would not constitute "Tier 1 Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve (or any successor regulatory authority with jurisdiction over bank holding companies), or any capital adequacy guidelines as then in effect and applicable to the Corporation.

         "Certificate" means a certificate signed by the principal executive officer, the principal financial officer, the principal accounting officer, the treasurer or any vice president of the Corporation. The Certificate need not comply with the provisions of Section 16.7.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Securities" means undivided beneficial interests in the assets of the Trust which rank pari passu with the Preferred Securities; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of (i) distributions and (ii) payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Preferred Securities.

         "Compounded Interest" shall have the meaning set forth in Section 5.1.

         "Conversion Agent" means the Person appointed to act on behalf of the holders of the Preferred Securities in effecting the conversion of Preferred Securities to Debentures and Debentures to Common Stock as and in the manner set forth in the Trust Agreement and this Indenture.

         "Conversion Ratio" has the meaning set forth in Section 4.1.

         "Conversion Request" means (a) the irrevocable request to be given by a Debentureholder to the Conversion Agent directing the Conversion Agent to convert the Debentures into shares of Common Stock, and (b) the irrevocable request to be given by a holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such stock on behalf of such holder.

         "Corporate Trust Office" means (i) when used with respect to the Trustee, the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or
(ii) when used with respect to the Property Trustee, the office of the Property Trustee, at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration.

         "Corporation" means Southern Community Financial Corporation, a corporation duly organized and existing under the laws of the State of North Carolina, and, subject to the provisions of Article XIII, shall also include its successors and assigns.

         "Coupon Rate" shall mean 7.25%.

         "Custodian" means any receiver, trustee, assignee, liquidator, or similar official under any Bankruptcy Law.

         "Debentures" shall have the meaning set forth in the Recitals hereto.

         "Debentureholder," "holder of Debentures," "registered holder," or other similar term, means the Person or Persons in whose name or names a particular Debenture shall be registered on the books of the Corporation or the Trustee kept for that purpose in accordance with the terms of this Indenture.

         "Debenture Register" shall have the meaning set forth in Section
2.6(b).

         "Debt" means with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person; (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business); (v) every capital lease obligation of such Person; (vi) all indebtedness of such Person, whether incurred on or prior to the date of the Indenture or thereafter incurred, for claims in respect of financial derivative products, including interest rate, foreign exchange rate and commodity forward contracts, options, swaps and similar arrangements; (vii) every obligation of the type referred to in clauses (i) through (v) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable, directly or indirectly, as obligor or otherwise.

         "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulted Interest" has the meaning provided in Section 2.4A hereof.

         "Deferred Interest" shall have the meaning set forth in Section 5.1.

         "Depository" means, with respect to the Debentures issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository by the Corporation pursuant to Section 2.3. The initial Depository shall be Depository Trust Company (DTC).

         "Dissolution Event" means that as a result of the occurrence and continuation of a Special Event, the Trust is to be dissolved in accordance with the Trust Agreement and the Debentures held by the Property Trustee are to be distributed to the holders of the Trust Securities issued by the Trust pro rata in accordance with the Trust Agreement.

         "Event of Default" means, with respect to the Debentures, any event specified in Section 8.1, which has continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

         "Exchange Act," means the Securities Exchange Act of 1934, as amended, as in effect at the date of execution of this Indenture.

         "Extended Interest Payment Period" shall have the meaning set forth in
Section 5.1.

         "Federal Reserve" means the Board of Governors of the Federal Reserve System.

         "Generally Accepted Accounting Principles" means such accounting principles as are generally accepted at the time of any computation required hereunder.

         "Global Security" means a Debenture evidencing all or part of the Debentures, issued to the Depository or its nominee, and registered in the name of such Depository or its nominee.

         "Governmental Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged; or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America that, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depository receipt; provided, however, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depository receipt.

         "Herein," "hereof," and "hereunder," and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into in accordance with the terms hereof.

         "Interest Payment Date," when used with respect to any installment of interest on the Debentures, shall have the meaning set forth in Section 2.4.

         "Investment Company Act," means the Investment Company Act of 1940, as amended, as in effect at the date of execution of this Indenture.

         "Investment Company Event" means the receipt by the Trust of an Opinion of Counsel rendered by a law firm knowledgeable in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), the Trust is or shall be considered an "investment company" that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities under the Trust Agreement.

         "Maturity Date" means the date on which the Debentures mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon including Compounded Interest and Additional Interest, if any, as set forth in Section 2.2.

         "Ministerial Action" shall have the meaning set forth in Section 3.2.

         "Officers' Certificate" means a certificate signed by the Chairman, President or a Vice President and by the Treasurer or an Assistant Treasurer or the Controller or an Assistant Controller or the Secretary or an Assistant Secretary, of the Corporation, and delivered to the Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Opinion of Counsel" means an opinion in writing of independent legal counsel experienced in such matters as being opined upon, that is delivered to the Trustee in accordance with the terms hereof.

         "Other Debentures" means all junior subordinated debentures ranking pari passu or junior to the Debentures (other than the Debentures) issued by the Corporation from time to time and sold to trusts established or to be established by the Corporation, in each case similar to the Trust to issue securities intended to qualify for Tier I capital treatment.

         "Outstanding" when used with reference to the Debentures, means, subject to the provisions of Section 11.4, as of any particular time, all Debentures theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Debentures theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or that have previously been canceled; (b) Debentures or portions thereof for the payment or redemption of which monies or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Corporation) or shall have been set aside and segregated in trust by the Corporation (if the Corporation shall act as its own paying agent); provided, however, that if such Debentures or portions of such Debentures are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article III or provision satisfactory to the Trustee shall have been made for giving such notice; (c) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.6 and (d) Debentures paid pursuant to Section 2.8.

         "Person" means any individual, corporation, partnership, joint-venture, trust, business trust, limited liability company, joint-stock company, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means the place or places where the principal of and interest on the Debentures are payable in accordance with the terms of this Indenture.

         "Predecessor Debenture" means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.8 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

         "Preferred Securities" means undivided beneficial interests in the assets of the Trust which rank pari passu with Common Securities issued by the Trust; provided, however, that upon the occurrence of an Event of Default, the rights of holders of Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Preferred Securities.

         "Preferred Securities Guarantee" means the Preferred Securities Guarantee Agreement dated February 13, 2002, as amended from time to time, by and between the Corporation, as guarantor, and the Trustee, executed and delivered for the benefit of the Holders of the Preferred Securities.

         "Prime Rate" or "Prime" means the prime rate as published in The Wall Street Journal, and shall be adjusted daily. For days on which The Wall Street Journal is not published, the Prime Rate shall be the prime rate that would have been published in The Wall Street Journal if it had been published on such day. In the event the Prime Rate shall cease to be published on a daily basis by The Wall Street Journal or the method of its determination shall be materially changed, then the Prime Rate shall be a comparable index rate selected by the holders of a majority in principal amount of Debentures then Outstanding, provided that if the Debentures are then held by the Trust or a trustee of the Trust, such selection shall require the prior written consent of the holders of a majority in liquidation preference of Trust Securities of the Trust.

         "Property Trustee" has the meaning set forth in the Trust Agreement.

         "Reference Date" has the meaning set forth in Section 4.3.

         "Regular Record Date" means the 15th day of the last month of the calendar quarter.

         "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee in its corporate trust administration who is responsible for the administration of the Trust and whose name appears on the list of Responsible Officers of the Trustee which shall be furnished by the Trustee to the Corporation, as such list may be revised from time to time.

         "Scheduled Maturity Date" means March 31, 2032.

         "Securities Act" means the Securities Act of 1933, or any successor statute, in each case as amended from time to time.

         "Senior Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Corporation whether or not such claim for post-petition interest is allowed in such proceeding), on Debt, whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Debentures or to other Debt which is pari passu with, or subordinated to, the Debentures; provided, however, that Senior Debt shall not be deemed to include
(i) any Debt of the Corporation which when incurred and without respect to any election under Section 1111(b) of the Bankruptcy Law was without recourse to the Corporation; (ii) any Debt of the Corporation to any of its subsidiaries;
(iii) any Debt to any employee of the Corporation; and (iv) Debentures or Other Debentures, including Debentures sold by the Corporation to the Trust.

         "Senior Indebtedness" shall have the meaning set forth in Section
17.1.

         "Special Event" means a Tax Event, an Investment Company Event or a Capital Treatment Event.

         "Subordinated Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Corporation whether or not such claim for post-petition interest is allowed in such proceeding), on Debt, whether incurred on or prior to the date of this Indenture or thereafter incurred, which is by its terms expressly provided to be junior and subordinate to other Debt of the Corporation (other than the Debentures), except that Subordinated Debt shall not include: (i) any Debt of the Corporation which when incurred and without respect to any election under
Section 1111(b) of the United States Bankruptcy Code of 1978, as amended, was without recourse to the Corporation; (ii) any Debt of the Corporation to any of its Subsidiaries; (iii) any Debt to any employee of the Corporation; (iv) Debentures or Other Debentures, including Debentures sold by the Corporation to the Trust and (v) any Debt which by its terms provides that it is not superior in right of payment to the Debentures or to other Debt which is pari passu with, or subordinated to, the Debentures.

         "Subsidiary" means, with respect to any Person, (i) any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries; (ii) any general partnership, joint venture, trust or similar entity, at least a majority of whose outstanding partnership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; and (iii) any limited partnership of which such Person or any of its Subsidiaries is a general partner.

         "Tax Event" means the receipt by the Trust of an Opinion of Counsel rendered by a law firm knowledgeable in such matters, to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under the Trust Agreement, there is more than an insubstantial risk that (i) the Trust is, or shall be within 90 days after the date of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the Debentures; (ii) interest payable by the Corporation on the Debentures is not, or within 90 days after the date of such Opinion of Counsel, shall not be, deductible by the Corporation, in whole or in part, for United States federal income tax purposes; or (iii) the Trust is, or shall be within 90 days after the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges. The Trust or the Corporation shall request and receive such Opinion of Counsel with regard to such matters within a reasonable period of time after the Trust or the Corporation shall have become aware of the possible occurrence of any of the events described in clauses (i) through (iii) above.

            "Trust" means Southern Community Capital Trust I, a Delaware statutory business trust created by the Trust Agreement.

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated February 13, 2002, of the Trust, as amended, modified or supplemented in accordance with the applicable provisions thereof, among the trustees of the trust named therein, the Corporation, as depositor, and the holders from time to time of undivided beneficial ownership interests in the assets of the Trust, including all exhibits thereto, including, for all purposes of the Trust Agreement, and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be part of and govern the Trust Agreement and any such modification, amendment or supplement, respectively.

         "Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as trustee under this Indenture, and, subject to the provisions of Article X, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, "Trustee" shall mean each such Person.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, subject to the provisions of Sections 12.1, 12.2, and 13.1, and any successor statute thereto, in each case as amended from time to time.

         "Trust Securities" means the Common Securities and Preferred Securities, collectively.

         "Voting Stock" as applied to stock of any Person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.


                                  ARTICLE II.
              ISSUE, DESCRIPTION, TERMS, CONDITIONS, REGISTRATION
                         AND EXCHANGE OF THE DEBENTURES


SECTION 2.1       DESIGNATION AND PRINCIPAL AMOUNT.

         There are hereby authorized Debentures designated the "7.25% Convertible Deferrable Interest Junior Subordinated Debentures Due March 31, 2032," limited in aggregate principal amount to not more than Seventeen Million Seven Hundred Eighty-Four Thousand Dollars ($17,784,000) which amount shall be as set forth in any written order of the Corporation for the authentication and delivery of Debentures pursuant to Section 2.5.

SECTION 2.2       MATURITY.

         (a)      The Maturity Date shall be either:

                  (i)      the Scheduled Maturity Date; or

                  (ii) if the Company elects to accelerate the Maturity Date to be a date prior to the Scheduled Maturity Date in accordance with
Section 2.2(c), the Accelerated Maturity Date.

         (b) The Company may at any time before the day which is 90 days before the Scheduled Maturity Date and after March 31, 2007, elect to shorten the Maturity Date only once to the Accelerated Maturity Date provided that the Company has received the prior approval of the Federal Reserve if then required under applicable capital guidelines, policies or regulations of the Federal Reserve.

         (c) If the Company elects to accelerate the Maturity Date in accordance with Section 2.2(b), the Company shall give notice to the Trustee and the Trust (unless the Trust is not the holder of the Debentures, in which case the Trustee will give notice to the holders of the Debentures) of the acceleration of the Maturity Date and the Accelerated Maturity Date at least 30 days and no more than 180 days before the Accelerated Maturity Date; provided, however that nothing provided in this Section 2.2 shall limit the Company's rights, as provided in Article III hereof, to redeem all or a portion of the Debentures at such time or times on or after February 13, 2002, as the Company may so determine, or at any time upon the occurrence of a Special Event.

SECTION 2.3       FORM AND PAYMENT.

         The Debentures shall be issued in certificated form without interest coupons. Principal and interest on the Debentures issued in certificated form shall be payable, the transfer of such Debentures shall be registrable and such Debentures shall be exchangeable for Debentures bearing identical terms and provisions at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Corporation by check mailed to the holder at such address as shall appear in the Debenture Register or by wire transfer to an account maintained by the holder as specified in the Debenture Register, provided that the holder provides proper wire transfer instructions by the Regular Record Date. Notwithstanding the foregoing, so long as the holder of any Debentures is the Property Trustee, the payment of the principal of and interest on such Debentures held by the Property Trustee shall be made at such place and to such account as may be designated by the Property Trustee.

         Debentures shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depository for such Global Securities shall be DTC.

SECTION 2.4       INTEREST.

         (a) Each Debenture shall bear interest at the Coupon Rate from the original date of issuance until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Coupon Rate, compounded quarterly, payable (subject to the provisions of Article V) quarterly in arrears on March 31, June 30, September 30 and December 31 of each year (each, an "Interest Payment Date," commencing on March 31, 2002), to the Person in whose name such Debenture or any Predecessor Debenture is registered at 5:00 p.m., New York, New York time on the Regular Record Date next preceding such Interest Payment Date.

         (b) The amount of interest payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months. Any change in the Coupon Rate shall be effective on the date of such change for purposes of calculating interest for any period. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, shall be computed on the basis of the actual number of days elapsed in such period, based on a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Debentures is not a Business Day, then payment of interest payable on such date shall be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (and without any reduction of interest or any other payment in respect of any such acceleration), in each case with the same force and effect as if made on the date such payment was originally payable.

         (c) If, at any time while the Property Trustee is the holder of any Debentures, the Trust or the Property Trustee is required to pay any income or other taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any case, the Corporation shall pay as additional interest ("Additional Interest") on the Debentures held by the Property Trustee, such additional amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying such taxes, duties, assessments or other governmental charges shall be equal to the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

SECTION 2.4A      DEFAULTED INTEREST.

         Any interest on any Debenture that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and (to the extent that payment of such interest is enforceable) interest on any overdue installment of interest at the Coupon Rate, compounded quarterly (herein called "Defaulted Interest") shall, notwithstanding the provisions of Section 2.4(a), forthwith cease to be payable to the holder on the relevant Regular Record Date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Corporation, at its election, as provided in clause (a) or clause (b) below:

         (a) The Corporation may make payment of any Defaulted Interest on Debentures to the Persons in whose names such Debentures (or their respective Predecessor Debentures) are registered at 5:00 p.m., New York, New York time on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debenture and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as herein provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such special record date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Debentureholder at his or her address as it appears in the Debenture Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debentures (or their respective Predecessor Debentures) are registered on such special record date and shall be no longer payable pursuant to Section 2.4A(b).

         (b) The Corporation may make payment of any Defaulted Interest on any Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debentures may be listed, and upon such notice as may be required by such exchange if, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

SECTION 2.5       EXECUTION AND AUTHENTICATIONS.

         (a) The Debenture(s) shall be signed on behalf of the Corporation by its Chairman, President or one of its Vice Presidents, under its corporate seal attested by its Secretary or one of its Assistant Secretaries. Signatures may be in the form of a manual or facsimile signature. The Corporation may use the facsimile signature of any Person who shall have been a Chairman, President or Vice President thereof, or of any Person who shall have been a Secretary or Assistant Secretary thereof, notwithstanding the fact that at the time the Debentures shall be authenticated and delivered or disposed of such Person shall have ceased to be the Chairman, President or a Vice President, or the Secretary or an Assistant Secretary, of the Corporation (and any such signature shall be binding on the Corporation). The seal of the Corporation may be in the form of a facsimile of such seal and may be impressed, affixed, imprinted or otherwise reproduced on the Debentures. The Debentures may contain such notations, legends or endorsements as are required by law, stock exchange rule or usage. Each Debenture shall be dated the date of its authentication by the Trustee.

         (b) A Debenture shall not be valid until authenticated manually by an authorized signatory of the Trustee, or by an Authenticating Agent. Such signature shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         (c) At any time and from time to time after the execution and delivery of this Indenture, the Corporation may deliver Debentures executed by the Corporation to the Trustee for authentication, together with a written order of the Corporation for the authentication and delivery of such Debentures signed by its Chairman, President or any Vice President and its Secretary or any Assistant Secretary, and the Trustee in accordance with such written order shall authenticate and make available for delivery such Debentures.

         (d) In authenticating such Debentures and accepting the additional responsibilities under this Indenture in relation to such Debentures, the Trustee shall be entitled to receive, and (subject to Section 10.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the form and terms thereof have been established in conformity with the provisions of this Indenture.

         (e) The Trustee shall not be required to authenticate such Debentures if the issue of such Debentures pursuant to this Indenture shall affect the Trustee's own rights, duties or immunities under the Debentures and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

SECTION 2.6       REGISTRATION OF TRANSFER AND EXCHANGE.

         (a) Debentures may be exchanged upon presentation thereof at the office or agency of the Corporation designated for such purpose, for other Debentures in a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section 2.6. In respect of any Debentures so surrendered for exchange, the Corporation shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Debenture or Debentures that the Debenture holder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

         (b) The Corporation shall keep, or cause to be kept, at its office or agency designated for such purpose or such other location designated by the Corporation a register or registers (herein referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation shall register the Debentures and the transfers of Debentures as in this Article II provided and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Debentures and transfer of Debentures as herein provided shall be appointed as authorized by Board Resolution (the "Debenture Registrar"). Upon surrender for transfer of any Debenture at the office or agency of the Corporation designated for such purpose, the Corporation shall execute, the Trustee shall authenticate and such office or agency shall make available for delivery in the name of the transferee or transferees a new Debenture or Debentures for a like aggregate principal amount. All Debentures presented or surrendered for exchange or registration of transfer, as provided in this
Section 2.6, shall be accompanied (if so required by the Corporation or the Debenture Registrar) by a written instrument or instruments of transfer, in a form satisfactory to the Corporation or the Debenture Registrar, duly executed by the registered holder or by such holder's duly authorized attorney in writing.

         (c) No service charge shall be made for any exchange or registration of transfer of Debentures, or issue of new Debentures in case of partial redemption, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.7, Section 3.5(b) and Section 12.4 not involving any transfer.

         (d) The Corporation shall not be required (i) to issue, exchange or register the transfer of any Debentures during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the Outstanding Debentures and ending at 5:00 p.m., New York, New York time on the day of such mailing; nor (ii) to register the transfer or exchange of any Debentures or portions thereof called for redemption.

         (e) Notwithstanding any other provision of this Indenture, transfers and exchanges of Debentures, whether pursuant to this Article II,
Section 3.5, Article X or otherwise, shall be made only in accordance with this
Section 2.6(e).

                  (i) A Debenture that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Debenture that is not a Global Security or may be exchanged, in whole or in part, for another Debenture that is not a Global Security, as provided in this Section 2.6.

                  (ii) A beneficial interest in a Global Security may be transferred or exchanged for a Debenture that is not a Global Security only as provided in Section 2.7A.

SECTION 2.7       TEMPORARY DEBENTURES.

         Pending the preparation of definitive Debentures, the Corporation may execute, and the Trustee shall authenticate and deliver, temporary Debentures (printed, lithographed, or typewritten). Such temporary Debentures shall be substantially in the form of the definitive Debentures in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Corporation. Every temporary Debenture shall be executed by the Corporation and be authenticated by the

Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Debentures. Without unnecessary delay the Corporation shall execute and shall furnish definitive Debentures and thereupon any or all temporary Debentures may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Corporation designated for such purpose, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Debentures an equal aggregate principal amount of definitive Debentures, unless the Corporation advises the Trustee to the effect that definitive Debentures need not be executed and furnished until further notice from the Corporation. Until so exchanged, the temporary Debentures shall be entitled to the same benefits under this Indenture as definitive Debentures authenticated and delivered hereunder.

SECTION 2.7A      GLOBAL SECURITIES.

         (a) Each Global Security issued under this Indenture shall be registered in the name of the Depositary designated by the Corporation for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Debentures registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary advises the Trustee in writing that such Depositary is no longer willing or able to properly discharge its responsibilities as Depositary with respect to such Global Security, and the Corporation is unable to locate a qualified successor, (ii) the Corporation executes and delivers to the Trustee a Corporation order stating that the Corporation elects to terminate the book-entry system through the Depositary, or (iii) there shall have occurred and be continuing an Event of Default.

         (c) If any Global Security is to be exchanged for other Debentures or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Securities Registrar for exchange or cancellation as provided in this Article II. If any Global Security is to be exchanged for other Debentures or cancelled in part, or if another Debenture is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article II or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such Debenture to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Trustee, in accordance with Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security by the Depositary, accompanied by registration instructions, the Trustee shall, subject to Section 2.6 and as otherwise provided in this Article II, authenticate and make available for delivery any Debentures issuable in exchange for such Global Security (or any portion thereof) in accordance with the instructions of the Depositary. The Trustee shall not be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

         (d) Except as otherwise provided in the preceding provisions of this Section 2.7A, every Debenture authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article II, Section
3.5 or Article X or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Debenture is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

         (e) The Depositary or its nominee, as the registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under this Indenture and the Debenture, and owners of beneficial interests in a Global Security shall hold such interests pursuant to Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or agent. Neither the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

         (f) The rights of owners of beneficial interests in a Global Security shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its Agent Members.

SECTION 2.8       MUTILATED, DESTROYED, LOST OR STOLEN DEBENTURES.

         (a) In case any temporary or definitive Debenture shall become mutilated or be destroyed, lost or stolen, the Corporation (subject to the next succeeding sentence) shall execute, and upon the Corporation's request the Trustee (subject as aforesaid) shall authenticate and make available for delivery, a new Debenture bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Corporation and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Corporation and the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Debenture and of the ownership thereof. The Trustee may authenticate any such substituted Debenture and make available for delivery the same upon the written request or authorization of any officer of the Corporation. Upon the issuance of any substituted Debenture, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Debenture that has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Corporation may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish to the Corporation and the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Corporation and the Trustee of the destruction, loss or theft of such Debenture and of the ownership thereof.

         (b) Every replacement Debenture issued pursuant to the provisions of this Section 2.8 shall constitute an additional contractual obligation of the Corporation whether or not the mutilated, destroyed, lost or stolen Debenture shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. All Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

SECTION 2.9       CANCELLATION.

         All Debentures surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Corporation or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be canceled by it, and no Debentures shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Corporation at the time of such surrender, the Trustee shall deliver to the Corporation canceled Debentures held by the Trustee. In the absence of such request the Trustee may dispose of canceled Debentures in accordance with its standard procedures. If the Corporation shall otherwise acquire any of the Debentures, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

SECTION 2.10      BENEFIT OF INDENTURE.

         Nothing in this Indenture or in the Debentures, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Debentures (and, with respect to the provisions of Article XVII, the holders of Senior Indebtedness) any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions, and provisions being for the sole benefit of the parties hereto and the holders of the Debentures (and, with respect to the provisions of Article XVII, the holders of Senior Indebtedness).

SECTION 2.11      AUTHENTICATING AGENT.

         (a) So long as any of the Debentures remain Outstanding there may be an Authenticating Agent for any or all such Debentures, which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Debentures issued upon exchange, transfer or partial redemption thereof, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Debentures by the Trustee shall be deemed to include authentication by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Corporation and shall be a corporation that has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and that is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by federal or state authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

         (b) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Corporation. The Trustee may at any time (and upon request by the Corporation shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Corporation. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Corporation. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

SECTION 2.12      RIGHT OF SET-OFF.

         With respect to the Debentures initially issued to the Trust, notwithstanding anything to the contrary herein, the Corporation shall have the right to set-off any payment it is otherwise required to make in respect of any such Debenture to the extent the Corporation has theretofore made, or is concurrently on the date of such payment making, a payment under the Preferred Securities Guarantee relating to such Debenture or to a holder of Preferred Securities pursuant to an action undertaken under Section 8.8 of this Indenture.

SECTION 2.13      CUSIP NUMBERS.

         The Corporation in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Debentureholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission or such numbers. The Corporation will promptly notify the Trustee of any change in the CUSIP numbers.


                                  ARTICLE III.
                            REDEMPTION OF DEBENTURES


SECTION 3.1       REDEMPTION.

         Subject to the Corporation having received prior regulatory approval, if then required under applicable capital guidelines or regulatory policies, the Corporation may redeem the Debentures issued hereunder on and after the dates set forth in and in accordance with the terms of this Article III.

SECTION 3.2       SPECIAL EVENT REDEMPTION.

         Subject to the Corporation having received prior regulatory approval, if then required under applicable capital guidelines or regulatory policies, if a Special Event, as defined in Section 1.1 hereof, has occurred and is continuing, then, notwithstanding Section 3.3(a), but subject to Section 3.3(b), the Corporation shall have the right upon not less than 30 days nor more than 60 days notice to the holders of the Debentures to redeem the Debentures, in whole but not in part, for cash within 90 days following the occurrence of such Special Event (the "90-Day Period") at a redemption price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption (the "Redemption Price"), provided that if such Special Event is a Tax Event and at the time there is available to the Corporation the opportunity to eliminate, within the 90-Day Period, such Tax Event by taking some ministerial action (a "Ministerial Action"), such as filing a form or making an election, or pursuing some other similar reasonable measure which has no adverse effect on the Corporation, the Trust or the holders of the Trust Securities, the Corporation shall pursue such Ministerial Action in lieu of redemption, and, provided further, that the Corporation shall have no right to redeem the Debentures while the Trust is pursuing any Ministerial Action pursuant to its obligations under the Trust Agreement. The Redemption Price shall be paid prior to 12:00 noon, New York, New York time, on the date of such redemption or such earlier time as the Corporation determines, provided that the Corporation shall deposit with the Trustee an amount sufficient to pay the Redemption Price by 10:00 a.m., New York, New York time, on the date such Redemption Price is to be paid.

SECTION 3.3       OPTIONAL REDEMPTION BY CORPORATION.

         (a) Subject to the provisions of Section 3.3(c), except as otherwise may be specified in this Indenture, the Company shall have the right to redeem the Debentures, in whole or in part, from time to time, (i) on or after April 1, 2007, at a Redemption Price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption; and (ii) before April 1, 2007, at a Redemption Price equal to 100% of the principal amount to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption. The Company may elect to redeem the Debentures pursuant to (ii) above only if the stock price for the Company's common stock has been at least 125% of the Conversion Price for a period of twenty consecutive business days ending within five days of the date of notice of redemption. Any redemption pursuant to this Section 3.3(a) shall be made upon not less than 30 days' nor more than 60 days' notice to the holder of the Debentures, at the Redemption Price. If the Debentures are only partially redeemed pursuant to this Section 3.3(a), the Debentures shall be redeemed pro rata or by lot or in such other manner as the Trustee shall deem appropriate and fair in its discretion. The Redemption Price shall be paid prior to 12:00 noon, New York, New York time, on the date of such redemption or at such earlier time as the Company determines provided that the Company shall deposit with the Trustee an amount sufficient to pay the Redemption Price by 10:00 a.m., New York, New York time, on the date such Redemption Price is to be paid.

         (b) Subject to the provisions of Section 3.3(c), the Corporation shall have the right to redeem Debentures at any time and from time to time in a principal amount equal to the Liquidation Amount (as defined in the Trust Agreement) of any Preferred Securities purchased and beneficially owned by the Corporation, plus an additional principal amount of Debentures equal to the Liquidation Amount (as defined in the Trust Agreement) of that number of Common Securities that bears the same proportion to the total number of Common Securities then outstanding as the number of Preferred Securities to be redeemed bears to the total number of Preferred Securities then outstanding. Such Debentures shall be redeemed pursuant to this Section 3.3(b) only in exchange for and upon surrender by the Corporation to the Property Trustee of the Preferred Securities and a proportionate amount of Common Securities, whereupon the Property Trustee shall cancel the Preferred Securities and Common Securities so surrendered and a Like Amount (as defined in the Trust Agreement) of Debentures shall be extinguished by the Trustee and shall no longer be deemed Outstanding.

         (c) If a partial redemption of the Debentures would result in the delisting of the Preferred Securities issued by the Trust from The Nasdaq National Market or any national securities exchange or other organization on which the Preferred Securities are then listed or quoted, the Corporation shall not be permitted to effect such partial redemption and may only redeem the Debentures in whole.

SECTION 3.4       NOTICE OF REDEMPTION.

         (a) Except in the case of redemption pursuant to Section 3.3(b), in case the Corporation shall desire to exercise such right to redeem all or a portion of the Debentures in accordance with the right reserved so to do, the Corporation shall, or shall cause the Trustee to, upon receipt of 45 days written notice from the Corporation (which notice shall, in the event of a partial redemption, include a representation to the effect that such partial redemption will not result in the delisting of the Preferred Securities as described in Section 3.3(c) above), give notice of such redemption to holders of the Debentures to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption to such holders at their last addresses as they shall appear upon the Debenture Register unless a shorter period is specified in the Debentures to be redeemed. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure to duly give such notice to the holder of any Debenture designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Debentures. In the case of any redemption of Debentures prior to the expiration of any restriction on such redemption provided in the terms of such Debentures or elsewhere in this Indenture, the Corporation shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction. Each such notice of redemption shall identify the Debenture to be redeemed (including CUSIP numbers, if any) and shall specify the date fixed for redemption and the Redemption Price and shall state that payment of the Redemption Price shall be made at the office or agency of the Corporation or at the Corporate Trust Office, upon presentation and surrender of such Debentures, that interest accrued to the date fixed for redemption shall be paid as specified in said notice and that from and after said date interest shall cease to accrue. If less than all the Debentures are to be redeemed, the notice to the holders of the Debentures shall specify the particular Debentures to be redeemed. If any Debenture is to be redeemed in part only, the notice shall state the portion of the principal amount thereof to be redeemed (which shall be $10 or a multiple thereof) and shall state that on and after the redemption date, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof shall be issued.

         (b) Except in the case of redemption pursuant to Section 3.3(b), if less than all the Debentures are to be redeemed, the Corporation shall give the Trustee at least 45 days notice in advance of the date fixed for redemption as to the aggregate principal amount of Debentures to be redeemed, and thereupon the Trustee shall select, in such manner as it shall deem appropriate and fair in its discretion, the portion or portions of the Debentures to be redeemed and shall thereafter promptly notify the Corporation in writing of the numbers of the Debentures to be redeemed, in whole or in part. The Corporation may, if and whenever it shall so elect pursuant to the terms hereof, by delivery of instructions signed on its behalf by its Chairman, President or any Vice President, instruct the Trustee or any paying agent to call all or any part of the Debentures for redemption and to give notice of redemption in the manner set forth in this Section 3.4, such notice to be in the name of the Corporation or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Corporation shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Debenture Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section 3.4.

SECTION 3.5       PAYMENT UPON REDEMPTION.

         (a) If the giving of notice of redemption shall have been completed as above provided, subject to the provisions of Section 3.2 the Debentures or portions of Debentures to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, and interest on such Debentures or portions of Debentures shall cease to accrue on and after the date fixed for redemption, unless the Corporation shall default in the payment of such Redemption Price with respect to any such Debenture or portion thereof. On presentation and surrender of such Debentures on or after the date fixed for redemption at the place of payment specified in the notice, said Debentures shall be paid and redeemed at the Redemption Price (but if the date fixed for redemption is an Interest Payment Date, the interest installment payable on such date shall not be part of the Redemption Price and shall be payable instead to the registered holder at 5:00 p.m., New York, New York time on the Regular Record Date next preceding the next succeeding Interest Payment Date).

         (b) Subject to the provisions of Article II, upon presentation of any Debenture that is to be redeemed in part only, the Corporation shall execute and the Trustee shall authenticate and the office or agency where the Debenture is presented shall make available for delivery to the holder thereof, at the expense of the Corporation, a new Debenture of authorized denomination in principal amount equal to the unredeemed portion of the Debenture so presented.

SECTION 3.6       NO SINKING FUND.

         The Debentures are not entitled to the benefit of any sinking fund.


                                   ARTICLE IV
                            CONVERSION OF DEBENTURES


SECTION 4.1       CONVERSION RIGHTS.

         Subject to and upon compliance with the provisions of this Article IV, the Debentures are convertible, at the option of the Debentureholder, at any time after February 13, 2002, and on or before 5:00 pm, New York, New York time, on the Business Day immediately preceding the date of repayment of such Debentures, whether at maturity or upon redemption, into fully paid and nonassessable shares of Common Stock at an initial conversion ratio of 1.153 shares of Common Stock for each $10 in aggregate principal amount of Debentures (equal to an initial conversion price of $8.67 per share of Common Stock), subject to adjustment as described in this Article IV (the "Conversion Ratio"). A Debentureholder may convert any portion of the principal amount of the Debentures into that number of fully paid and nonassessable shares of Common Stock calculated as to each conversion to the nearest 1/100th of a share) obtained by multiplying (x) the quotient obtained by dividing the principal amount of the Debentures to be converted by $10 by (y) the Conversion Ratio. In case a Debenture or portion thereof is called for redemption, such conversion right in respect of the Debenture or portion so called shall expire at 5:00 p.m., New York, New York time on the Business Day immediately preceding the corresponding Maturity Date, unless the Corporation defaults in making the payment due upon redemption.

SECTION 4.2       CONVERSION PROCEDURES.

         (a) To convert all or a portion of the Debentures, the Debentureholder thereof shall deliver to the Conversion Agent an irrevocable Conversion Request setting forth the principal amount of Debentures to be converted, together with the name or names, if other than the Debentureholder, in which the shares of Common Stock should be issued upon conversion and, if such Debentures are in certificate form, surrender to the Conversion Agent the Debentures to be converted, duly endorsed or assigned to the Corporation or in blank. In addition, a holder of Preferred Securities may exercise its right under the Trust Agreement to exchange such Preferred Securities for Debentures which shall be converted into Common Stock by delivering to the Conversion Agent an irrevocable Conversion Request setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security for a portion of the Debentures held by the Trust (at an exchange rate of $10 principal amount of Debentures for each Preferred Security), and (ii) to immediately convert such Debentures, on behalf of such Debentureholder, into Common Stock pursuant to this Article IV and, if such Preferred Securities are in certificate form, surrendering such Preferred Securities, duly endorsed or assigned to the Corporation or in blank. So long as any Preferred Securities are outstanding, the Trust shall not convert any Debentures into shares of Common Stock except pursuant to a Conversion Request delivered to the Conversion Agent by a holder of Preferred Securities.

         If a Conversion Request is delivered on or after the Regular Record Date and prior to the subsequent Interest Payment Date, the Debentureholder shall be required to pay to the Corporation the interest payable to the Debentureholder on the subsequent Interest Payment Date prior to distribution of the shares of Common Stock, and such Debentureholder shall be entitled to receive the interest payable on the subsequent Interest Payment Date, on the portion of Debentures to be converted, notwithstanding the conversion thereof prior to such Interest Payment Date. Except as provided in the immediately preceding sentence, the Corporation shall not make, or be required to make, any payment, allowance or adjustment for accumulated and unpaid interest, whether or not in arrears, on converted Debentures; provided, however, that if notice of redemption of Debentures is mailed or otherwise given to Debentureholders, then, if any Debentureholder converts any Debentures into Common Stock on any date on or after the date on which such notice of prepayment is mailed or otherwise given, and if such date of conversion falls on any day from and including the first day of an Extended Interest Payment Period and on or prior to the Interest Payment Date upon which such Extended Interest Payment Period ends, such converting Debentureholder shall be entitled to receive either (i) if the date of such conversion falls after a Regular Record Date and on or prior to the next succeeding Interest Payment Date, all accrued and unpaid interest on such Debentures (including interest thereon, if any, to the extent permitted by applicable law) to such Interest Payment Date, or (ii) if the date of such conversion does not fall on a date described in clause (i) above, all accrued and unpaid interest on such Debentures (including interest thereon, if any, to the extent permitted by applicable law) to the most recent Interest Payment Date prior to the date of such conversion, which interest shall, in either such case, be paid to such converting Debentureholder unless the date of conversion of such Debentures is on or prior to the Interest Payment Date upon which such Extended Interest Payment Period ends and after the Regular Record Date for such Interest Payment Date, in which case such interest shall be paid to the person who was the Debentureholder at 5:00 p.m., New York, New York time on such Regular Record Date. Except as otherwise set forth above in this paragraph, in the case of any Debenture which is converted, interest which is payable after the date of conversion of such Debenture shall not be payable, and the Corporation shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Debentures being converted, which shall be deemed to be paid in full. If any Debenture called for redemption is converted, any money deposited with the Trustee or with any paying agent or so segregated and held in trust for the redemption of such Debenture shall (subject to any right of the Debentureholder) be paid to the Corporation upon Corporation Request or, if then held by the Corporation, shall be discharged from such trust.

         Each conversion shall be deemed to have been effected immediately prior to close of business on the day on which the Conversion Request was received (the "Conversion Date") by the Conversion Agent from the Debentureholder or from a holder of the Preferred Securities effecting a conversion thereof pursuant to its conversion rights under the Trust Agreement, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as a record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Corporation shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Debentureholder in the Conversion Request, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to each Person or Persons.

         (b) Subject to any right of the Debentureholder, the Corporation's delivery upon conversion of the fixed number of shares of Common Stock into which the Debentures are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Corporation's obligation to pay the principal amount at maturity of the portion of Debentures so converted and any unpaid interest accrued on such Debentures at the time of such conversion.

         (c) No fractional shares of Common Stock shall be issued as a result of conversion, but in lieu thereof, the Corporation shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the last reported sale price of such fractional interest on the date on which the Debentures or Preferred Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn shall make such payment, if any, to the Debentureholder or the holder of the Preferred Securities so converted.

         (d) In the event of the conversion of any Debenture in part only, a new Debenture or Debentures for the unconverted portion thereof shall be issued in the name of the Debentureholder thereof upon the cancellation thereof in accordance with Section 2.9.

         (e)      In effecting the conversion transactions described in this
Section 4.2, the Conversion Agent is acting as agent of the holders of Preferred Securities (in the exchange of Preferred Securities for Debentures) and as agent of the Debentureholders (in the conversion of Debentures into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Preferred Securities for Debentures held by the Trust from time to time in connection with the conversion of such Preferred Securities in accordance with this Article IV, and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article IV and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

SECTION 4.3       CONVERSION RATIO ADJUSTMENTS.

         The Conversion Ratio shall be subject to adjustment (without duplication) from time to time as follows:

         (a) In case the Corporation shall, while any of the Debentures are outstanding, (i) pay a dividend or make a distribution with respect to its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation, then the Conversion Ratio in effect immediately prior to such action shall be adjusted so that the holders of any Debentures thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Corporation which he would have owned immediately following such action had such Debentures been converted immediately prior thereto. An adjustment made pursuant to this section 4.3(a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this Section 4.3(a), the holder of any Debenture thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Corporation, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted Conversion Ratio between or among shares of such classes or series of capital stock.

         (b) In case the Corporation shall, while any of the Debentures are outstanding, issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned in this Section 4.3(b)) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined below) per share of Common Stock on such record date, then the Conversion Ratio for the Debentures shall be adjusted so that the same shall equal the ratio determined by multiplying the Conversion Ratio in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Current Market Price. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants. For the purposes of this Section 4.3(b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation. The Corporation shall not issue any rights or warrants in respect of the shares of Common Stock held in the treasury of the Corporation. In case any rights or warrants referred to in this Section 4.3(b) in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Corporation, the Conversion Ratio shall be readjusted at the time of such expiration to the Conversion Ratio that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

         (c) Subject to the last sentence of this Section 4.3(c), in case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in Section 4.3(b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in
Section 4.3(a)), then the Conversion Ratio shall be increased so that the same shall equal the ratio determined by multiplying the Conversion Ratio in effect immediately prior to the effectiveness of the Conversion Ratio increase contemplated by this Section 4.3(c) by a fraction of which the numerator shall be the Current Market Price per share of Common Stock on the date fixed for the payment of such distribution (the "Reference Date"), and of which the denominator shall be, the Current Market Price per share of the Common Stock on the Reference Date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock, such increase to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 4.3(c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price per share of Common Stock. For purposes of this Section 4.3(c), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any Conversion Ratio increase required by this Section 4.3(c)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further Conversion Ratio increase required by Section 4.3(a) or 4.3 (b)), except (A) the Reference Date of such dividend or distribution as defined in this Section 4.3(c) shall be substituted as (a) "the record date in the case of a dividend or other distribution," and (b) "the record date for the determination of shareholders entitled to receive such rights or warrants," and (c) "the date fixed for such determination" within the meaning of Sections 4.3(a) and 4.3(b), and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the Conversion Ratio in Section 4.3(a).

         (d) In case the Corporation shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding all cash dividends paid out of the retained earnings of the Corporation), then the Conversion Ratio shall be increased so that the same shall equal the ratio determined by multiplying the Conversion Ratio in effect immediately prior to the effectiveness of the Conversion Ratio increase contemplated by this Section 4.3(d) by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock, and of which the denominator shall be the Current Market Price per share of Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed and not excluded as provided applicable to one share of Common Stock on the date fixed for the payment of such distribution, such increase to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of the Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Debentureholder shall have the right to receive upon conversion the amount of cash such Debentureholder would have received had such Debentureholder converted each Debenture immediately prior to the record date for the distribution of the cash. In the event that such dividend or distribution is not so paid or made, the Conversion Ratio shall again be adjusted to be the Conversion Ratio which would then be in effect if such record date had not been fixed.

         (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Corporation or any subsidiary of the Corporation for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Corporation or such subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, then the Conversion Ratio shall be increased so that the same shall equal the ratio determined by multiplying the Conversion Ratio in effect immediately prior to the effectiveness of the Conversion Ratio increase contemplated by this Section 4.3(e) by a fraction of which the numerator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares"), and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, and of which the denominator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Current Market Price per share of Common Stock on the Trading Day next succeeding the Expiration Time, such increase to become effective immediately prior to the opening of business on the day following the Expiration Time.

         (f)      For the purpose of any computation under Sections 4.3(b),
(c), (d) or (e), the "Current Market Price" per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the ten consecutive Trading Days selected by the Corporation commencing not more than 20 Trading Days before, and ending not later than the earlier of the day in question or, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if another event occurs that would require an adjustment pursuant to Sections 4.3(a) through (e), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such five Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 4.3, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive. For purposes of this Section 4.3(f), the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades in a regular way on The Nasdaq National Market(s) or on such successor securities quotation system as the Common Stock may be listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (ii) when used with respect to any tender or exchange offer, means the first date on which the Common Stock trades in a regular way on such securities exchange or in such market after the Expiration Time of such offer.

         (g) The Corporation may make such increases in the Conversion Ratio, in addition to those required by Sections (a) through (e), as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Corporation from time to time may increase the Conversion Ratio by any amount for any period of time if the period is at least 20 days, the increase is irrevocable during the period, and the Board of Directors shall have made a determination that such increase would be in the best interest of the Corporation, which determination shall be conclusive. Whenever the Conversion Ratio is increased pursuant to the preceding sentence, the Corporation shall mail to Debentureholders of record a notice of the increase at least fifteen days prior to the date the increased Conversion Ratio takes effect, and such notice shall state the increased Conversion Ratio and the period it shall be in effect.

         (h) No adjustment in the Conversion Ratio shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Ratio; provided, however, that any adjustments which by reason of this Section 4.3(h) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required. The adjusted Conversion Ratio will be rounded to four decimal places.

         (i) If any action would require adjustment of the Conversion Ratio pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Debentureholders.

SECTION 4.4       RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE OF ASSETS.

         In the event that the Corporation shall be a party to any transaction, including without limitation (a) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (b) any consolidation of the Corporation with, or merger of the Corporation into any other Person, any merger of another Person into the Corporation (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Corporation), (c) any sale, transfer or lease of all or substantially all of the assets of the Corporation, or (d) any compulsory share exchange, in each case pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the holder of each Debenture then outstanding shall have the right thereafter to convert each Debenture only into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock of the Corporation into which such Debenture could have been converted immediately prior to such transaction.

         The Corporation or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the shares of the Corporation, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constitution document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article IV. The above provisions shall similarly apply to successive transactions of the foregoing type.

SECTION 4.5       NOTICE OF ADJUSTMENTS OF CONVERSION RATIO.

         Whenever the Conversion Ratio is adjusted as herein provided:

         (a) The Corporation shall compute the adjusted Conversion Ratio and shall prepare a certificate signed by the Chairman of the Board, President or a Vice President of the Corporation and by its Treasurer or an Assistant Treasurer of the Corporation setting forth the adjusted Conversion Ratio and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Preferred Securities and the Debentures; and

         (b) A notice stating that the Conversion Ratio has been adjusted and setting forth the adjusted Conversion Ratio shall as soon as practicable be mailed by the Corporation to all record holders of Preferred Securities and the Debentures at their last addresses as they appear upon the stock transfer books of the Corporation and the Trust.

SECTION 4.6       PRIOR NOTICE OF CERTAIN EVENTS.

         In case:

         (a) the Corporation shall (i) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock, or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 4.3(c) or (d), or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 4.3(e);

         (b) the Corporation shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

         (c) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation shall be required, or the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

         (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then the Corporation shall (1) if any Preferred Securities are outstanding, cause to be filed with the transfer agent for the Preferred Securities, and shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they shall appear upon the securities register of the Trust, or (2) shall cause to be mailed to all Debentureholders at their last addresses as they shall appear in the Debenture Register, at least fifteen days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

SECTION 4.7       CERTAIN DEFINED TERMS.

         The following definitions shall apply to terms used in this Article
IV:

         (a) "Closing Prices" of any security on any day shall mean the last reported sale price for such security, regular way, on such day or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, of such security, in either case as reported on the National Market System of the

National Association of Securities Dealers, Inc. or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any Nasdaq member firm selected from time to time by the Board of Directors for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

         (b) "Trading Day" shall mean a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

SECTION 4.8       DIVIDEND OR INTEREST REINVESTMENT PLANS.

         Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Corporation or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Debentures were first issued, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Corporation to which any of the adjustment provisions described above shall apply. There also shall be no adjustment of the Conversion Ratio in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Corporation except as specifically described in this Article IV.

SECTION 4.9       CERTAIN ADDITIONAL RIGHTS.

         In case the Corporation shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 4.3(c) or (d) (including, without limitation, dividends or distributions referred to in the last sentence of Section 4.3(c)), then the Debentureholders, upon the conversion thereof subsequent to 5:00 p.m., New York, New York time on the date fixed for the determination of shareholders entitled to receive such distribution and prior to the effectiveness of the Conversion Ratio adjustment in respect of such distribution, also shall be entitled to receive for each share of Common Stock into which the Debentures are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Corporation (whose election shall be evidenced by a Board Resolution) with respect to all Debentureholders so converting, the Corporation may, in lieu of distributing to such Debentureholder any portion of such distribution not consisting of cash or securities of the Corporation, pay such Debentureholder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution). If any conversion of Debentures described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Debentureholders so converted is entitled to receive in accordance with the immediately preceding sentence, the Corporation may elect (such election to be evidenced by a Board Resolution) to distribute to such Debentureholder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Debentureholder is so entitled, provided, that such due bill (i) meets any applicable requirements of the principal national securities quotation system or other market on which the Common Stock is then traded, and
(ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

SECTION 4.10 TRUSTEE NOT RESPONSIBLE FOR DETERMINING CONVERSION RATIO OR ADJUSTMENTS.

         Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Debentureholder to determine whether any facts exist which may require any adjustment of the Conversion Ratio, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Debenture for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Corporation contained in Article VI or this Article IV.


                                   ARTICLE V.
                      EXTENSION OF INTEREST PAYMENT PERIOD


SECTION 5.1       EXTENSION OF INTEREST PAYMENT PERIOD.

         So long as no Event of Default has occurred and is continuing, the Corporation shall have the right, at any time and from time to time during the term of the Debentures, to defer payments of interest by extending the interest payment period of such Debentures for a period not exceeding 20 consecutive quarters (the "Extended Interest Payment Period"), during which Extended Interest Payment Period no interest shall be due and payable; provided that no Extended Interest Payment Period may extend beyond the Maturity Date. To the extent permitted by applicable law, interest, which has been deferred because of the extension of the interest payment period pursuant to this Section 5.1, shall bear interest thereon at the Coupon Rate, compounded quarterly during the Extended Interest Payment Period (the "Compounded Interest"). At the end of the Extended Interest Payment Period, the Corporation shall calculate (and deliver such calculation to the Trustee) and pay all interest accrued and unpaid on the Debentures, including any Additional Interest and Compounded Interest in respect of such period (together, "Deferred Interest") that shall be payable to the holders of the Debentures in whose names the Debentures are registered in the Debenture Register as of 5:00 p.m., New York, New York time on the Regular Record Date immediately preceding the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, subject to the foregoing requirements, the Corporation may further extend such period, provided that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters, extend beyond the Maturity Date of the Debentures or end on a date other than an Interest Payment Date. The foregoing notwithstanding, any Extended Interest Payment Period shall automatically expire upon the occurrence of an Event of Default. Upon the termination of any Extended Interest Payment Period and upon the payment of all Deferred Interest then due, the Corporation may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Corporation may prepay at any time all or any portion of the interest accrued during an Extended Interest Payment Period, which prepayments shall be payable to the holders of the Debentures in whose names the Debentures are registered in the Debenture Register as of 5:00 p.m., New York, New York time on the Regular Record Date immediately preceding the date of prepayment.

SECTION 5.2       NOTICE OF EXTENSION.

         (a) If the Property Trustee is the only registered holder of the Debentures at the time the Corporation selects an Extended Interest Payment Period, the Corporation shall give written notice to the Administrative Trustees, the Property Trustee and the Trustee of its selection of such Extended Interest Payment Period at least two Business Days before the earlier of (i) the next succeeding date on which Distributions (as such term is defined in the Trust Agreement) on the Trust Securities issued by the Trust are payable; or (ii) the date the Trust is required to give notice of the record date or the date such Distributions are payable to the Nasdaq National Market or other self regulatory organization or to holders of the Preferred Securities issued by the Trust, but in any event at least one Business Day before such record date.

         (b) If the Property Trustee is not the only holder of the Debentures at the time the Corporation selects an Extended Interest Payment Period, the Corporation shall give the holders of the Debentures and the Trustee written notice of its selection of such Extended Interest Payment Period at least two Business Days before the earlier of (i) the next succeeding Interest Payment Date; or (ii) the date the Corporation is required to give notice of the record or payment date of such interest payment to holders of the Debentures, but in any event at least one Business Day before such record date.

         (c) The quarter in which any notice is given pursuant to paragraphs (a) or (b) of this Section 5.2 shall be counted as one of the 20 quarters permitted in the Minimum Extended Interest Payment Period permitted under Section 5.1.

SECTION 5.3       LIMITATION ON TRANSACTIONS.

         If (i) there shall have occurred any event that would constitute an Event of Default; (ii) the Corporation shall be in default with respect to its payment of any obligations under the Preferred Securities Guarantee relating to the Trust; or (iii) the Corporation shall have given notice of its election to defer payments of interest on such Debentures by extending the interest payment period as provided in this Indenture and such period, or any extension thereof, shall be continuing, then (a) the Corporation will not and will not permit any Subsidiary to declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock (other than (1) the reclassification of any class of the Corporation's capital stock into another class of its capital stock; (2) dividends or distributions payable in any class of the Corporation's common stock, (3) any declaration of a dividend in connection with the implementation of a shareholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto); (b) the Corporation will not and will not permit any Subsidiary to make any payment of interest, principal or premium, if any, or repay, repurchase or redeem any debt securities issued by the Corporation (including Other Debentures) which rank pari passu with or junior to the Debentures; or make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation if such guarantee ranks pari passu with or is junior to the Debentures; provided, however, that notwithstanding the foregoing the Corporation may make payments pursuant to its obligations under the Preferred Securities Guarantee; and (c) the Corporation shall not redeem, purchase or acquire less than all of the outstanding Debentures or any of the Preferred Securities.


                                  ARTICLE VI.
                    PARTICULAR COVENANTS OF THE CORPORATION


SECTION 6.1       PAYMENT OF PRINCIPAL AND INTEREST.

         The Corporation shall duly and punctually pay or cause to be paid the principal of and interest on the Debentures at the time and place and in the manner provided herein. Each such payment of the principal of and interest on the Debentures shall relate only to the Debentures, shall not be combined with any other payment of the principal of or interest on any other obligation of the Corporation, and shall be clearly and unmistakably identified as pertaining to the Debentures.

SECTION 6.2       MAINTENANCE OF AGENCY.

         So long as any of the Debentures remain Outstanding, the Corporation shall maintain an office or agency where (i) Debentures may be presented for payment; (ii) Debentures may be presented as hereinabove authorized for registration of transfer and exchange; and (iii) notice and demands to or upon the Corporation in respect of the Debentures and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Corporation shall, by written notice signed by its Chairman, President or a Vice President and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Corporation shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Corporation hereby appoints the Trustee as its agent to receive all such presentations, notices and demands. In addition to any such office or agency, the Corporation may from time to time designate one or more offices or agencies where the Debentures may be presented for registration or transfer and for exchange in the manner provided herein, and the Corporation may from time to time rescind such designation as the Corporation may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Corporation of its obligation to maintain any such office or agency in the Place of Payment for such purposes. The Corporation shall give the Trustee prompt written notice of any such designation or rescission thereof.

SECTION 6.3       PAYING AGENTS.

         (a) The Corporation shall be the initial paying agent. If the Corporation shall appoint one or more paying agents for the Debentures, other than the Trustee, the Corporation shall cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 6.3:

                  (i) that it shall hold all sums held by it as such agent for the payment of the principal of or interest on the Debentures (whether such sums have been paid to it by the Corporation or by any other obligor of such Debentures) in trust for the benefit of the Persons entitled thereto;

                  (ii) that it shall give the Trustee prompt written notice of any failure by the Corporation (or by any other obligor of such Debentures) to make any payment of the principal of or interest on the Debentures when the same shall be due and payable;

                  (iii) that it shall, at any time during the continuance of any failure referred to in the preceding paragraph (a)(ii) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

                  (iv) that it shall perform all other duties of paying agent as set forth in this Indenture.

         (b) If the Corporation shall act as its own paying agent with respect to the Debentures, it shall on or before each due date of the principal of or interest on such Debentures, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal or interest so becoming due on Debentures until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Debentures) to take such action. Whenever the Corporation shall have one or more paying agents for the Debentures, it shall, prior to each due date of the principal of or interest on any Debentures, deposit with the paying agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such paying agent is the Trustee) the Corporation shall promptly notify the Trustee of this action or failure so to act.

         (c)      Notwithstanding anything in this Section 6.3 to the contrary,
(i) the agreement to hold sums in trust as provided in this Section 6.3 is subject to the provisions of Section 14.3 and 14.4; and (ii) the Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Corporation or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Corporation or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

SECTION 6.4       APPOINTMENT TO FILL VACANCY IN OFFICE OF TRUSTEE.

         The Corporation, whenever necessary to avoid or fill a vacancy in the office of Trustee, shall appoint, in the manner provided in Section 10.11, a Trustee that meets the requirements of Section 10.10, so that there shall at all times be a Trustee hereunder.

SECTION 6.5       COMPLIANCE WITH CONSOLIDATION PROVISIONS.

         The Corporation shall not, while any of the Debentures remain outstanding, consolidate with, or merge into, or merge into itself, or convert into a different type of entity, or convey, transfer or lease all or substantially all of its property and assets to any other entity and no entity shall consolidate with or merge into the Corporation or convey, transfer or lease substantially all of its properties and assets to the Corporation, unless the provisions of Article XIII hereof are complied with.

SECTION 6.6       LIMITATION ON TRANSACTIONS.

         If Debentures are issued to the Trust or a trustee of the Trust in connection with the issuance of Trust Securities by the Trust and (i) there shall have occurred any event that would constitute an Event of Default; (ii) the Corporation shall be in default with respect to its payment of any obligations under the Preferred Securities Guarantee relating to the Trust; or
(iii) the Corporation shall have given notice of its election to defer payments of interest on such Debentures by extending the interest payment period as provided in this Indenture and such period, or any extension thereof, shall be continuing, then (a) the Corporation will not and will not permit any Subsidiary to declare or pay any dividend on, make any distributions with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of Corporation's capital stock (other than (1) the reclassification of any class of the Corporation's capital stock into another class of capital stock, (2) dividends or distributions payable in any class of the Corporation's common stock, (3) any declaration of a dividend in connection with the implementation of a shareholder rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto); (b) the Corporation will not and will not permit any Subsidiary to make any payment of interest, principal or premium, if any, or repay, repurchase or redeem any debt securities issued by the Corporation (including Other Debentures) which rank pari passu with or junior to the Debentures; or make any guarantee payments with respect to any guarantee by the Corporation of the debt securities of any Subsidiary of the Corporation if such guarantee ranks pari passu with or junior to the Debentures; provided, however, that, notwithstanding the foregoing the Corporation may make payments pursuant to its obligations under the Preferred Securities Guarantee; and (c) the Corporation shall not redeem, purchase or acquire less than all of the outstanding Debentures or any of the Preferred Securities.

SECTION 6.7       COVENANTS AS TO THE TRUST.

         For so long as such Trust Securities of the Trust remain outstanding, the Corporation shall (i) maintain 100% direct or indirect ownership of the Common Securities of the Trust; provided, however, that any permitted successor of the Corporation under this Indenture may succeed to the Corporation's ownership of the Common Securities; (ii) not voluntarily dissolve, wind up or liquidate the Trust, except upon prior regulatory approval if then so required under applicable capital guidelines or regulatory policies, and use its reasonable efforts to cause the Trust (a) to remain a business trust, except in connection with a distribution of Debentures, the redemption of all of the Trust Securities of the Trust or certain mergers, consolidations or amalgamations, each as permitted by the Trust Agreement; and (b) to otherwise continue not to be treated as an association taxable as a corporation or partnership for United States federal income tax purposes; (iii) use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an individual beneficial interest in the Debentures; and (iv) the Corporation, and any successor to the Corporation, shall use best efforts to maintain the eligibility of the Preferred Securities for quotation or listing on any national securities exchange or other organization on which the Preferred Securities are then quoted or listed (including, if applicable, the Nasdaq National Market) and shall use best efforts to keep the Preferred Securities so quoted or listed for so long as the Preferred Securities remain outstanding. In connection with the distribution of the Debentures to the holders of the Preferred Securities issued by the Trust upon a Dissolution Event, the Corporation shall use its best efforts to list such Debentures on The Nasdaq National Market or on such other exchange as the Preferred Securities are then listed. For so long as the Debentures remain outstanding the Corporation shall fulfill all reporting and filing obligations under the Securities Exchange Act of 1934, as amended, as applicable to companies having a class of securities registered under Section 12(b) or 12(g) thereunder.

SECTION 6.8       COVENANTS AS TO PURCHASES.

         Prior to April 1, 2007, the Corporation shall not purchase any Debentures, in whole or in part, from the Trust, except as otherwise permitted under Article III hereof.

SECTION 6.9       WAIVER OF USURY, STAY OR EXTENSION LAWS.

         The Corporation shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performances of this Indenture, and the Corporation (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not



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hinder, delay or impede the execution of any power herein granted to the
Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE VII.
                     DEBENTUREHOLDERS' LISTS AND REPORTS BY
                        THE CORPORATION AND THE TRUSTEE


SECTION 7.1 CORPORATION TO FURNISH TRUSTEE NAMES AND ADDRESSES OF DEBENTUREHOLDERS.

         The Corporation shall furnish or cause to be furnished to the Trustee a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of the Debentures as of each January 1 and June 30 of each year and at such other times as the Trustee may request in writing within 30 days after receipt by the Corporation; provided that the Corporation shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Corporation; provided, however, that, in either case, no such list need be furnished if the Trustee shall be the Debenture Registrar, or if the Trust is the sole Debentureholder.

SECTION 7.2       PRESERVATION OF INFORMATION; COMMUNICATIONS WITH
DEBENTUREHOLDERS.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in Section 7.1 and as to the names and addresses of holders of Debentures received by the Trustee in its capacity as registrar for the Debentures (if acting in such capacity).

         (b) The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

         (c) Debentureholders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Debentureholders with respect to their rights under this Indenture or under the Debentures. The Trustee shall comply with the provisions of said Section and shall be entitled to the protections provided by Section 312(c) of the Trust Indenture Act.

SECTION 7.3       REPORTS BY THE CORPORATION.

         (a) The Corporation covenants and agrees to file with the Trustee, within 15 days after the Corporation is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Corporation may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Corporation is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act.

         (b) The Corporation covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from to time to time by the Commission, such additional information, documents and reports with respect to compliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

         (c) The Corporation covenants and agrees to transmit to the Debentureholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Corporation pursuant to subsections (a) and (b) of this Section
7.3 as may be required by rules and regulations prescribed from time to time by the Commission.



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



         (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Corporation's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 7.4       REPORTS BY THE TRUSTEE.

         (a) On or before July 31 in each year in which any of the Debentures are Outstanding, the Trustee shall transmit by mail, first class postage prepaid, to the Debentureholders, as their names and addresses appear upon the Debenture Register, a brief report dated as of the preceding June 30, if and to the extent required under Section 313(a) of the Trust Indenture Act.

         (b) The Trustee shall comply with Section 313(b) and 313(c) of the Trust Indenture Act.

         (c) A copy of each such report shall, at the time of such transmission to Debentureholders, be filed by the Trustee with each stock exchange, if any, upon which the Debentures are listed, with the Commission and with the Corporation. The Corporation will promptly notify the Trustee when any Debentures become listed on any stock exchange.

SECTION 7.5       STATEMENTS AS TO DEFAULT.

         (a) The Corporation will deliver to the Trustee annually, within 120 days after the end of each of its fiscal years, a certificate, from its principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signer thereof the Corporation is in compliance (without regard to periods of grace or notice requirements) with all conditions and covenants under this Indenture, and if the Corporation shall not be in compliance, specifying such non-compliance and the nature and status thereof of which such signer may have knowledge.

         (b) The Corporation shall deliver to the Trustee, as soon as possible and in any event within five days after the Corporation becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or Default and the action which the Corporation proposes to take with respect thereto.


                                 ARTICLE VIII.
                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                              ON EVENT OF DEFAULT


SECTION 8.1       EVENTS OF DEFAULT.

         (a) Whenever used herein with respect to the Debentures, "Event of Default" means any one or more of the following events that has occurred and is continuing:

                  (i) the Corporation defaults in the payment of any installment of interest upon any of the Debentures, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Corporation in accordance with the terms of Article V of this Indenture shall not constitute a default in the payment of interest for this purpose;

                  (ii) the Corporation defaults in the payment of the principal on the Debentures as and when the same shall become due and payable whether at maturity, upon redemption, by declaration of acceleration of maturity or otherwise;

                  (iii) the Corporation fails to observe or perform any other of its covenants or agreements with respect to the Debentures for a period of 90 days after the earlier of (A) the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been



                                    Page 34
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given to the Corporation by the Trustee, by registered or certified mail, or to the Corporation and the Trustee by the holders of at least 25% in aggregate principal amount of the Debentures at the time Outstanding or (B) the date by which the Corporation is required to provide an Officer's Certificate as to such Default pursuant to Section 7.5(b);

                  (iv) the Corporation pursuant to or within the meaning of any Bankruptcy Law (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property; or (iv) makes a general assignment for the benefit of its creditors;

                  (v) a court of competent jurisdiction enters an order under any Bankruptcy Law that (i) is for relief against the Corporation in an involuntary case; (ii) appoints a Custodian of the Corporation for all or substantially all of its property; or (iii) orders the liquidation of the Corporation, and the order or decree remains unstayed and in effect for 90 days; or

                  (vi) the Trust shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence except in connection with (i) the distribution of Debentures to holders of Trust Securities in liquidation of their interests in the Trust; (ii) the redemption of all of the outstanding Trust Securities of the Trust; or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Trust Agreement.

         (b)      In each and every such case referred to in paragraphs (i),
(ii), (iii), (iv), (v) and (vi) of Section 8.1(a), unless the principal of all the Debentures shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures then Outstanding hereunder, by notice in writing to the Corporation (and to the Trustee if given by such Debentureholders) may declare the principal of all the Debentures to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, notwithstanding anything contained in this Indenture or in the Debentures.

         (c) At any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the holders of a majority in aggregate principal amount of the Debentures then Outstanding hereunder, by written notice to the Corporation and the Trustee, may rescind and annul such declaration and its consequences if:
(i) the Corporation has paid or deposited with the Trustee a sum sufficient to pay all matured installments of interest upon all the Debentures and the principal of any and all Debentures that shall have become due otherwise than by acceleration (and, without duplication of any of the foregoing, interest upon such principal, and upon overdue installments of interest, at the rate per annum expressed in the Debentures to the date of such payment or deposit) and the amount payable to the Trustee under Section 10.7; and (ii) any and all Events of Default under this Indenture, other than the nonpayment of principal on Debentures that shall not have become due by their terms, shall have been remedied or waived as provided in Section 8.6. No such rescission and annulment shall extend to or shall affect any subsequent default or impair any right consequent thereon.

         (d) In case the Trustee shall have proceeded to enforce any right with respect to Debentures under this Indenture and such proceedings shall have been discontinued or abandoned because of rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Corporation and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Corporation and the Trustee shall continue as though no such proceedings had been taken.

SECTION 8.2       COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
TRUSTEE.

         (a) The Corporation covenants that (1) in case it shall default in the payment of any installment of interest on any of the Debentures, and such default shall have continued for a period of 90 Business Days; or (2) in case it shall default in the payment of the principal of any of the Debentures when the same shall have become due and payable, whether upon maturity of the Debentures or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Corporation shall pay to the Trustee, for the benefit of the holders of the Debentures, the whole amount that then shall have been become due and payable on all such Debentures for principal or interest, or both, as the case may be, with interest upon the overdue principal and (if the Debentures are held by the Trust or a trustee of the Trust, without duplication of any other amounts paid by the Trust or trustee in respect thereof) upon overdue installments of interest at the rate per annum expressed in the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee and its counsel under Section 10.7.

         (b) If the Corporation shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or other obligor upon the Debentures and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Corporation or other obligor upon the Debentures, wherever situated.

         (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or judicial proceedings affecting the Corporation or the creditors or property of either, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of the Debentures allowed for the entire amount due and payable by the Corporation under this Indenture at the date of institution of such proceedings and for any additional amount that may become due and payable by the Corporation after such date, and to collect and receive any monies or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee and its counsel under Section 10.7; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of the Debentures to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Debentureholders, to pay to the Trustee any amount due it under Section 10.7.

         (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Debentures, may be enforced by the Trustee without the possession of any of such Debentures, or the production thereof at any trial or other proceeding relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 10.7, be for the ratable benefit of the holders of the Debentures. In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

SECTION 8.3       APPLICATION OF MONIES COLLECTED.

         Any monies or other assets collected by the Trustee pursuant to this
Article VIII with respect to the Debentures shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such monies or other assets on account of principal or interest, upon presentation of the Debentures, and notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

         FIRST:   To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 10.7;

         SECOND: To the payment of all Senior Indebtedness of the Corporation if and to the extent required by Article XVII;

         THIRD:   To the payment of the amounts then due and unpaid upon the
Debentures for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference



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or priority of any kind, according to the amounts due and payable on such
Debentures for principal and interest, respectively; and

         FOURTH:  Any remaining balance to the Corporation.

SECTION 8.4       LIMITATION ON SUITS.

         (a) No holder of any Debenture shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (i) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to the Debentures specifying such Event of Default, as hereinbefore provided; (ii) the holders of not less than 25% in aggregate principal amount of the Debentures then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder; (iii) such holder or holders shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby; (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; and (v) during such 60 day period, the holders of the Debentures do not give the Trustee a direction inconsistent with the request.

         (b) Notwithstanding anything contained herein to the contrary or any other provisions of this Indenture, the right of any holder of the Debentures to receive payment of the principal of and interest on the Debentures, as therein provided, on or after the respective due dates expressed in such Debenture (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates (or redemption date), shall not be impaired or affected without the consent of such holder and by accepting a Debenture hereunder it is expressly understood, intended and covenanted by the taker and holder of every Debenture with every other such taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures. For the protection and enforcement of the provisions of this
Section 8.4, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 8.5       RIGHTS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER.

         (a) All powers and remedies given by this Article VIII to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Debentures.

         (b) No delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 8.4, every power and remedy given by this Article VIII or by law to the Trustee or the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

SECTION 8.6       CONTROL BY DEBENTUREHOLDERS.

         The holders of a majority in aggregate principal amount of the Debentures at the time Outstanding, determined in accordance with Section 11.4, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture. Subject to the provisions of Section 10.1, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed

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would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Debentures at the time Outstanding affected thereby, determined in accordance with Section 11.4, may on behalf of the holders of all of the Debentures waive any past default in the performance of any of the covenants contained herein and its consequences, except (i) a default in the payment of the principal of or interest on, any of the Debentures as and when the same shall become due by the terms of such Debentures otherwise than by acceleration (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal, other than principal maturing because of the acceleration, has been deposited with the Trustee (in accordance with Section 8.1(c)); (ii) a default in the covenants contained in Section 5.3; or (iii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the holder of each Outstanding Debenture affected; provided, however, that if the Debentures are held by the Trust or a trustee of the Trust, such waiver or modification to such waiver shall not be effective until the holders of a majority in liquidation preference of Preferred Securities of the Trust shall have consented to such waiver or modification to such waiver; provided further, that if the consent of the holder of each Outstanding Debenture is required, such waiver shall not be effective until each holder of the Preferred Securities of the Trust shall have consented to such waiver. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Corporation, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 8.7       UNDERTAKING TO PAY COSTS.

         All parties to this Indenture agree, and each holder of any Debentures by such holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.7 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding more than 25% in aggregate principal amount of any Outstanding Debentures, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of or interest on the Debentures, on or after the respective due dates expressed in such Debenture or established pursuant to this Indenture.

SECTION 8.8       DIRECT ACTION BY HOLDERS OF PREFERRED SECURITIES.

         Notwithstanding the provisions of Section 2.10 of this Indenture, any registered holder of the Preferred Securities issued by the Trust shall have the right, upon the occurrence of an Event of Default described in Section 8.1(a)(i) or 8.1(a)(ii), to institute a suit directly against the Corporation for enforcement of payment to such holder of principal of and interest on the Debentures having a principal amount equal to the aggregate Liquidation Amount (as defined in the Trust Agreement) of such Preferred Securities held by such holder (a "Direct Action"). The Corporation may not amend this Indenture to remove this right to institute a suit directly against the Corporation without the prior written consent of the holders of all the Preferred Securities. In connection with such Direct Action, the Corporation will have a right of set-off under this Indenture to the extent of any payment actually made by the Corporation to such holder of the Preferred Securities with respect to such Direct Action.


                                  ARTICLE IX.
                      FORM OF DEBENTURE AND ORIGINAL ISSUE


SECTION 9.1       FORM OF DEBENTURE.

         The Debenture and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the forms contained as Exhibit A attached hereto and incorporated herein by reference.

SECTION 9.2       ORIGINAL ISSUE OF DEBENTURES.

         Debentures in the aggregate principal amount of up to Fifteen Million Four Hundred Sixty-Four Thousand Dollars ($15,464,000) may, upon execution of this Indenture, be executed by the Corporation and delivered to the Trustee for authentication. If the Underwriters exercise their Option and there is an Option Closing Date (as such terms are defined in the Underwriting Agreement, dated February 8, 2002, by and among the Corporation, the Trust, and the Underwriters) then, on such Option Closing Date, Debentures in the additional aggregate principal amount of up to Two Million Three Hundred Twenty Thousand Dollars ($2,320,000) may be executed by the Corporation and delivered to the Trustee for authentication. The Trustee shall thereupon authenticate and make available for delivery said Debentures upon the written order of the Corporation, signed by its Chairman, its President, or any Vice President and its Treasurer, an Assistant Treasurer, its Secretary or Assistant Secretary without any further action by the Corporation.


                                   ARTICLE X.
                             CONCERNING THE TRUSTEE


SECTION 10.1      CERTAIN DUTIES AND RESPONSIBILITIES.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform with respect to the Debentures such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default has occurred that has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default that may have occurred:

         (1) the duties and obligations of the Trustee shall, with respect to the Debentures, be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to the Debentures except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to the Indenture conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Debentures at the time outstanding (within the meaning of Section 316(a) of the Trust Indenture Act) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Debentures; and

                  (iv) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

SECTION 10.2      NOTICE OF DEFAULTS.

         The Trustee shall transmit by mail to all holders of the Debentures in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of any Default hereunder, within 90 days after the occurrence thereof; provided, however, that, except in the case of any default in the payment of the principal or interest on any Debenture, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of the directors and/or Responsible Officers of the Trustee determines in good faith that the withholding of such notice is in the interests of the holders of such Debentures.

SECTION 10.3      CERTAIN RIGHTS OF TRUSTEE.

         Except as otherwise provided in Section 10.1 or elsewhere in this
Indenture:

         (a) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) Any request, direction, order or demand of the Corporation mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Corporation by the Chairman, President or any Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer thereof (unless other evidence in respect thereof is specifically prescribed herein);

         (c) The Trustee shall not be deemed to have knowledge of a Default or an Event of Default, other than an Event of Default specified in
Section 8.1(a)(i) or (ii), unless and until a responsible officer of the Trustee has actual knowledge of such Default or Event of Default or it receives notification of such Default or Event of Default from the Corporation or by holders of at least 25% of the aggregate principal amount of the Debentures at the time Outstanding or of at least 25% of the liquidation preference of Trust Securities;

         (d) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

         (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders, pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (that has not been cured or waived) to exercise with respect to the Debentures such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (f) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing so to do by the holders of not less than a majority in principal amount of the Outstanding Debentures (determined as provided in Section 11.4); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Corporation or, if paid by the Trustee, shall be repaid by the Corporation upon demand; and

         (h) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 10.4      TRUSTEE NOT RESPONSIBLE FOR RECITALS, ETC.

         (a) The Recitals contained herein and in the Debentures, except the certificates of authentication, shall be taken as the statements of the Corporation, and the Trustee assumes no responsibility for the correctness of the same.

         (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures.

         (c) The Trustee shall not be accountable for the use or application by the Corporation of any of the Debentures or of the proceeds of such Debentures, or for the use or application of any monies paid over by the Trustee in accordance with any provision of this Indenture, or for the use or application of any monies received by any paying agent other than the Trustee.

SECTION 10.5      MAY HOLD DEBENTURES.

         The Trustee or any paying agent or registrar for the Debentures, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 10.9 and 10.14, may otherwise deal with the Corporation with the same rights it would have if it were not Trustee, paying agent or Debenture Registrar.

SECTION 10.6      MONIES HELD IN TRUST.

         Subject to the provisions of Section 14.5, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any monies received by it hereunder except such as it may agree in writing with the Corporation to pay thereon.

SECTION 10.7      COMPENSATION AND REIMBURSEMENT.

         (a) The Corporation covenants and agrees to pay to the Trustee, and the Trustee shall be entitled to, such reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), as the Corporation and the Trustee may from time to time agree in writing, for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, except as otherwise expressly provided herein, the Corporation shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Corporation also covenants to indemnify the Trustee (and its officers, agents, directors and employees) for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises.

         (b) The obligations of the Corporation under this Section 10.7 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures.

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SECTION 10.8      RELIANCE ON OFFICERS' CERTIFICATE.

         Except as otherwise provided in Section 10.1, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, then, solely for purposes of determining whether the Trustee is in breach of its obligations, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established for the purposes of such administration by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

SECTION 10.9      DISQUALIFICATION; CONFLICTING INTERESTS.

         If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Corporation shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act; provided, however, that for purposes of the first proviso contained in Section 310 (b) of the Trust Indenture Act, the Trust Agreement and Preferred Securities Guarantee shall be deemed to be specifically described in this Indenture.

SECTION 10.10     CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee with respect to the Debentures issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia or a corporation or other Person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal, state, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.10, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Corporation may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Corporation, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 10.10, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.11.

SECTION 10.11        RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) The Trustee or any successor hereafter appointed, may at any time resign by giving written notice thereof to the Corporation and by transmitting notice of resignation by mail, first class postage prepaid, to the Debentureholders, as their names and addresses appear upon the Debenture Register. Upon receiving such notice of resignation, the Corporation shall promptly appoint a successor trustee with respect to Debentures by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition at the expense of the Corporation any court of competent jurisdiction for the appointment of a successor trustee with respect to Debentures, or any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 10.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper, appoint a successor trustee.

         (b)      In case at any time any one of the following shall occur,

                  (i) the Trustee shall fail to comply with the provisions of Section 10.9 after written request therefor by the Corporation or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months; or

                  (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 10.10 and shall fail to resign after written request therefor by the Corporation or by any such Debentureholder; or

                  (iii) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or commence a voluntary bankruptcy proceeding, or a receiver of the Trustee or of its property shall be appointed or consented to, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Corporation may remove the Trustee with respect to all Debentures and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 10.9, unless the Trustee's duty to resign is stayed as provided herein, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of that holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Debentures at the time Outstanding may at any time remove the Trustee by so notifying the Trustee and the Corporation and may appoint a successor Trustee with the consent of the Corporation. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after such notification, the Trustee may petition at the expense of the Corporation any court of competent jurisdiction for the appointment of a successor trustee with respect to Debentures, or any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 10.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may appoint a successor trustee.

         (d) No resignation or removal of the Trustee and no appointment of a successor trustee with respect to the Debentures pursuant to any of the provisions of this Section 10.11 shall become effective until acceptance of appointment by the successor trustee as provided in Section 10.12.

         (e)      Any successor trustee appointed pursuant to this Section
10.11 may be appointed with respect to the Debentures, and at any time there shall be only one Trustee with respect to the Debentures.

SECTION 10.12     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) In case of the appointment hereunder of a successor trustee with respect to the Debentures, every successor trustee so appointed shall execute, acknowledge and deliver to the Corporation and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Corporation or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

         (b) Upon request of any successor trustee, the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) of this Section 10.12.

         (c) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article X.

         (d) Upon acceptance of appointment by a successor trustee as provided in this Section 10.12, the Corporation shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Debentureholders, as their names and addresses appear upon the Debenture Register. If the Corporation fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Corporation.



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SECTION 10.13     MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of
Section 10.9 and eligible under the provisions of Section 10.10, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Debentures shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

SECTION 10.14     PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE CORPORATION.

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein.


                                  ARTICLE XI.
                        CONCERNING THE DEBENTUREHOLDERS


SECTION 11.1      EVIDENCE OF ACTION BY HOLDERS.

         (a) Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Debentures in Person or by agent or proxy appointed in writing.

         (b) If the Corporation shall solicit from the Debentureholders any request, demand, authorization, direction, notice, consent, waiver or other action, the Corporation may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for the determination of Debentureholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Corporation shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Debentureholders of record at 5:00 p.m., New York, New York time on the record date shall be computed to be Debentureholders for the purposes of determining whether Debentureholders of the requisite proportion of Outstanding Debentures have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Debentures shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Debentureholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

SECTION 11.2      PROOF OF EXECUTION BY DEBENTUREHOLDERS.

         Subject to the provisions of Section 10.1, proof of the execution of any instrument by a Debentureholder (such proof shall not require notarization) or his agent or proxy and proof of the holding by any Person of any of the Debentures shall be sufficient if made in the following manner:

         (a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

         (b) The ownership of Debentures shall be proved by the Debenture Register of such Debentures or by a certificate of the Debenture Registrar thereof.

         (c) The Trustee may require such additional proof of any matter referred to in this Section 11.2 as it shall deem necessary.

SECTION 11.3      WHO MAY BE DEEMED OWNERS.

         Prior to the due presentment for registration of transfer of any Debenture, the Corporation, the Trustee, any paying agent, any Authenticating Agent and any Debenture Registrar may deem and treat the Person in whose name such Debenture shall be registered upon the books of the Corporation as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal of and interest on such Debenture (subject to Section 2.3) and for all other purposes; and neither the Corporation nor the Trustee nor any paying agent nor any Authenticating Agent nor any Debenture Registrar shall be affected by any notice to the contrary.

SECTION 11.4      CERTAIN DEBENTURES OWNED BY CORPORATION DISREGARDED.

         In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent or waiver under this Indenture, the Debentures that are owned by the Corporation or any other obligor on the Debentures or by any Person directly or indirectly controlling or controlled by, or under common control with, the Corporation or any other obligor on the Debentures shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Debentures that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. The Debentures so owned that have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 11.4, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not a Person directly or indirectly, controlling or controlled by, or under direct or indirect common control with, the Corporation or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

SECTION 11.5      ACTIONS BINDING ON FUTURE DEBENTUREHOLDERS.

         At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 11.1, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture that is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 11.2, revoke such action so far as concerns such Debenture. Except as aforesaid any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture, and of any Debenture issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Debenture. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action shall be conclusively binding upon the Corporation, the Trustee and the holders of all the Debentures.


                                  ARTICLE XII.
                            SUPPLEMENTAL INDENTURES


SECTION 12.1      SUPPLEMENTAL INDENTURES WITHOUT THE CONSENT OF
DEBENTUREHOLDERS.

         In addition to any supplemental indenture otherwise authorized by this Indenture, the Corporation and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Debentureholders, for one or more of the following purposes:

         (a) to cure any ambiguity, defect, or inconsistency herein or in the Debentures;

         (b)      to comply with Article XIII;

         (c) to provide for uncertificated Debentures in addition to or in place of certificated Debentures;

         (d) to add to the covenants of the Corporation for the benefit of the holders of all or any of the Debentures or to surrender any right or power herein conferred upon the Corporation;

         (e) to evidence the succession of another corporation to the Corporation, and the assumption by any such successor of the covenants of the Corporation herein and in the Debentures contained;

         (f) to convey, transfer, assign, mortgage or pledge to or with the Trustee any property or assets which the Corporation may desire to convey, transfer, assign, mortgage or pledge;

         (g) to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Debentures, as herein set forth, unless such addition, deletion, or revision shall adversely affect the rights of any Debentureholder in any material respect;

         (h) to make any change that does not adversely affect the rights of any Debentureholder in any material respect; or

         (i) to provide for the issuance of and establish the form and terms and conditions of the Debentures, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or of the Debentures, or to add to the rights of the holders of the Debentures.

         The Trustee is hereby authorized to join with the Corporation in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. Any supplemental indenture authorized by the provisions of this Section 12.1 may be executed by the Corporation and the Trustee without the consent of the holders of any of the Debentures at the time Outstanding, notwithstanding any of the provisions of Section 12.2.

SECTION 12.2      SUPPLEMENTAL INDENTURES WITH CONSENT OF DEBENTUREHOLDERS.

         With the consent (evidenced as provided in Section 11.1) of the holders of not less than a majority in aggregate principal amount of the Debentures at the time Outstanding, the Corporation, when authorized by Board Resolutions, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 12.1 the rights of the holders of the Debentures under this Indenture; provided, however, that no such supplemental indenture shall without the consent of the holders of each Debenture then Outstanding and affected thereby, (i) extend the fixed maturity of any Debentures, reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon (other than the Corporation's right to defer interest pursuant to this Indenture), without the consent of the holder of each Debenture so affected; or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture; provided further, that if the Debentures are held by the Trust or a trustee of the Trust, such supplemental indenture shall not be effective until the holders of a majority in liquidation preference of Trust Securities of the Trust shall have consented in writing to such supplemental indenture; provided further, that if the consent of the holder of each Outstanding Debenture is required, such supplemental indenture shall not be effective until each holder of the Trust Securities of the Trust shall have consented in writing to such supplemental indenture. It shall not be necessary for the consent of the

Debentureholders affected thereby under this Section 12.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

SECTION 12.3      EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture pursuant to the provisions of this Article XII, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Corporation and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 12.4      DEBENTURES AFFECTED BY SUPPLEMENTAL INDENTURES.

         Debentures affected by a supplemental indenture that are authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article XII may bear a notation in form approved by the Corporation, as to any matter provided for in such supplemental indenture. If the Corporation shall so determine, new Debentures so modified as to conform, in the opinion of the Board of Directors of the Corporation, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Corporation, authenticated by the Trustee and delivered in exchange for the Debentures then Outstanding.

SECTION 12.5      EXECUTION OF SUPPLEMENTAL INDENTURES.

         (a) Upon the request of the Corporation, accompanied by Board Resolutions authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders required to consent thereto as aforesaid, the Trustee shall join with the Corporation in the execution of such supplemental indenture unless such supplemental indenture adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture. The Trustee, subject to the provisions of Section 10.1, may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article XII is authorized or permitted by, and conforms to, the terms of this Article XII and that it is proper for the Trustee under the provisions of this Article XII to join in the execution thereof.

         (b) Promptly after the execution by the Corporation and the Trustee of any supplemental indenture pursuant to the provisions of this
Section 12.5, the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Debentureholders as their names and addresses appear upon the Debenture Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.


                                 ARTICLE XIII.
                             SUCCESSOR CORPORATION


SECTION 13.1      CORPORATION MAY CONSOLIDATE, ETC.

         Nothing contained in this Indenture or in any of the Debentures shall prevent any consolidation, conversion or merger of the Corporation with or into any other corporation or corporations (whether or not affiliated with the Corporation, as the case may be), or successive consolidations, conversions or mergers in which the Corporation, as the case may be, or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Corporation, as the case may be, or its successor or successors as an entirety, or substantially as an entirety, to any other corporation (whether or not affiliated with the Corporation, as the case may be, or its successor or successors) authorized to acquire and operate the same; provided, however, the Corporation hereby covenants and agrees that, (i) upon any such consolidation, conversion, merger, sale, conveyance, transfer or other disposition, the due and punctual payment, in the case of the Corporation, of the principal of and interest on all of the Debentures, according to their tenor and the due and punctual performance and



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observance of all the covenants and conditions of this Indenture and the
Debentures to be kept or performed by the Corporation as the case may be, shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act, as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the entity formed by such consolidation, or into which the Corporation, as the case may be, shall have been merged or converted, or by the entity which shall have acquired such property; (ii) in case the Corporation consolidates with, merges into or converts to another Person or conveys or transfers its properties and assets substantially then as an entirety to any Person, the successor Person is organized under the laws of the United States or any state or the District of Columbia; and (iii) immediately after giving effect thereto, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

SECTION 13.2      SUCCESSOR CORPORATION SUBSTITUTED.

         (a) In case of any such consolidation, conversion, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of, in the case of the Corporation, the due and punctual payment of the principal of and interest on all of the Debentures Outstanding and the due and punctual performance of all of the covenants and conditions of this Indenture and the Debentures to be performed by the Corporation, as the case may be, such successor corporation shall succeed to and be substituted for the Corporation, with the same effect as if it had been named as the Corporation herein, and thereupon the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debentures.

         (b) In case of any such consolidation, conversion, merger, sale, conveyance, transfer or other disposition such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

         (c) Nothing contained in this Indenture or in any of the Debentures shall prevent the Corporation from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other Person (whether or not affiliated with the Corporation).

SECTION 13.3      EVIDENCE OF CONSOLIDATION, ETC. TO TRUSTEE.

         The Trustee, subject to the provisions of Section 10.1, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, conversion, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article XIII.


                                  ARTICLE XIV.
                           SATISFACTION AND DISCHARGE


SECTION 14.1      SATISFACTION AND DISCHARGE OF INDENTURE.

         If at any time: (a) the Corporation shall have delivered to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures that shall have been destroyed, lost or stolen and that shall have been replaced or paid as provided in Section 2.8 and Debentures for whose payment money or Governmental Obligations have theretofore been deposited in trust or segregated and held in trust by the Corporation (and thereupon repaid to the Corporation or retained by Corporation and discharged from such trust, as provided in Section 14.5)); or (b) all such Debentures not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Corporation shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in monies or Governmental Obligations, or a combination thereof, sufficient, in the opinion of a firm of independent public accountants, knowledgeable in such matters, expressed in written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all Debentures not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Corporation shall also pay or cause to be paid all other sums payable hereunder by the

Corporation; then this Indenture shall thereupon cease to be of further effect except for the provisions of Sections 2.2, 2.3, 2.4, 2.6, 2.8, 6.1, 6.2, 6.3 and 10.10, that shall survive until the date of maturity or redemption date, as the case may be, and Sections 10.7 and 14.5, that shall survive to such date and thereafter, and the Trustee, on demand of the Corporation and at the cost and expense of the Corporation, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture.

SECTION 14.2      DISCHARGE OF OBLIGATIONS.

         If at any time all Debentures not heretofore delivered to the Trustee for cancellation or that have not become due and payable as described in
Section 14.1 shall have been paid by the Corporation by depositing irrevocably with the Trustee as trust funds monies or an amount of Governmental Obligations sufficient to pay at maturity or upon redemption all Debentures not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Corporation shall also pay or cause to be paid all other sums payable hereunder by the Corporation, then after the date such monies or Governmental Obligations, as the case may be, are deposited with the Trustee, the obligations of the Corporation under this Indenture shall cease to be of further effect except for the provisions of Sections 2.2, 2.3, 2.4, 2.6, 2.8, 6.1, 6.2, 6.3, 10.7, 10.10 and 14.5 hereof that shall survive until such Debentures shall mature and be paid. Thereafter, Sections 10.7 and 14.5 shall survive.

SECTION 14.3      DEPOSITED MONIES TO BE HELD IN TRUST.

         All monies or Governmental Obligations deposited with the Trustee pursuant to Sections 14.1 or 14.2 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Corporation acting as its own paying agent), to the holders of the Debentures for the payment or redemption of which such Monies or Governmental Obligations have been deposited with the Trustee.

         The Corporation shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 14.1 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the holders of Outstanding Debentures.

SECTION 14.4      PAYMENT OF MONIES HELD BY PAYING AGENTS.

         In connection with the satisfaction and discharge of this Indenture, all monies or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Corporation, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such monies or Governmental Obligations.

SECTION 14.5      REPAYMENT TO CORPORATION.

         Any monies or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Corporation in trust, for payment of principal of or interest on the Debentures that are not applied but remain unclaimed by the holders of such Debentures for at least two years after the date upon which the principal of or interest on such Debentures shall have respectively become due and payable, shall be repaid to the Corporation or retained by Corporation, as the case may be, on December 31 of each year and shall be discharged from such trust; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such monies or Governmental Obligations and the holder of any of the Debentures entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Corporation for the payment thereof.

                                  ARTICLE XV.
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS


SECTION 15.1      NO RECOURSE.

         (a) No recourse under or upon any obligation, covenant or agreement of this Indenture, or of the Debentures, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Corporation or of any predecessor or successor corporation, either directly or through the Corporation or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Corporation or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Debentures.

         (b) No recourse under or upon any obligation, covenant or agreement of this Indenture, or of the Debentures, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Trustee or of any predecessor or successor corporation, either directly or through the Trustee or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture obligations of the Trustee are solely corporate obligations of the Trustee, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Trustee or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture by the Trustee.


                                  ARTICLE XVI.
                            MISCELLANEOUS PROVISIONS


SECTION 16.1      EFFECT ON SUCCESSORS AND ASSIGNS.

         All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Corporation shall bind its respective successors and assigns, whether so expressed or not.

SECTION 16.2      ACTIONS BY SUCCESSOR.

         Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Corporation shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Corporation.



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SECTION 16.3      SURRENDER OF CORPORATION POWERS.

         The Corporation by instrument in writing executed by appropriate authority of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Corporation, and thereupon such power so surrendered shall terminate both as to the Corporation, as the case may be, and as to any successor corporation.

SECTION 16.4      NOTICES.

         Except as otherwise expressly provided herein any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures to or on the Corporation may be given or served by being deposited first class postage prepaid in a post-office letter box addressed (until another address is filed in writing by the Corporation with the Trustee), as follows: Southern Community Financial Corporation, 4701 Country Club Road, Winston-Salem, NC 27104, Attention: Chief Executive Officer, F. Scott Bauer. Any notice, election, request or demand by the Corporation or any Debentureholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

SECTION 16.5      GOVERNING LAW.

         This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of North Carolina and for all purposes shall be construed in accordance with the laws of said State without regard to conflicts of law principles.

SECTION 16.6      TREATMENT OF DEBENTURES AS DEBT.

         It is intended that the Debentures shall be treated as indebtedness and not as equity for federal income tax purposes. The provisions of this Indenture shall be interpreted to further this intention.

SECTION 16.7      COMPLIANCE CERTIFICATES AND OPINIONS.

         (a) Upon any application, request or demand by the Corporation to the Trustee to take any action under any of the provisions of this Indenture, including but not limited to actions which relate to the authentication and delivery of the Debentures and to the satisfaction and discharge of the Indenture, the Corporation shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         (b) Each certificate or opinion of the Corporation provided for in this Indenture with respect to compliance with a condition or covenant in this Indenture (other than the certificates provided for in Section 7.3(d)) shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he has made such examination or investigation as, in the opinion of such Person, is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with; provided, however, that each such certificate shall comply with the provisions of Section 314 of the Trust Indenture Act.

SECTION 16.8      PAYMENTS ON BUSINESS DAYS.

         In any case where the date of maturity of interest or principal of any Debenture or the date of redemption of any Debenture shall not be a Business Day, then payment of interest or principal may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

SECTION 16.9      TRUST INDENTURE ACT: CONFLICTS WITH TRUST INDENTURE ACT

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties that are agreed, under Section 16.9(a), to be imposed by Sections 310 through 317 inclusive, of the Trust Indenture Act, such imposed duties shall control.

SECTION 16.10     COUNTERPARTS.

         This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 16.11     SEVERABILITY.

         In case any one or more of the provisions contained in this Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of the Debentures, but this Indenture and the Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 16.12     ASSIGNMENT.

         The Corporation shall have the right at all times to assign any of its respective rights or obligations under this Indenture to a direct or indirect wholly owned Subsidiary of the Corporation, provided that, in the event of any such assignment, the Corporation shall remain liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties hereto.

SECTION 16.13     ACKNOWLEDGMENT OF RIGHTS.

         The Corporation acknowledges that, with respect to any Debentures held by the Trust or a trustee of the Trust, if the Property Trustee fails to enforce its rights under this Indenture as the holder of the Debentures held as the assets of the Trust, any holder of Preferred Securities may institute legal proceedings directly against the Corporation to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Corporation to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), the Corporation acknowledges that a holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Debentures.


                                 ARTICLE XVII.
                          SUBORDINATION OF DEBENTURES


SECTION 17.1      AGREEMENT TO SUBORDINATE.

         The Corporation covenants and agrees, and each holder of Debentures issued hereunder by such holder's acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this
Article XVII; and each holder of a Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The payment by the Corporation of the principal of and interest on all Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Debt and Subordinated Debt (collectively, "Senior Indebtedness") to the extent provided herein, whether outstanding at the date of this Indenture or thereafter incurred. No provision of this Article XVII shall prevent the occurrence of any default or Event of Default hereunder.

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SECTION 17.2      DEFAULT ON SENIOR DEBT OR SUBORDINATED DEBT.

         In the event and during the continuation of any default by the Corporation in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness of the Corporation, or in the event that the maturity of any Senior Indebtedness of the Corporation has been accelerated because of a default, then, in either case, no payment shall be made by the Corporation with respect to the principal (including redemption payments) of or interest on the Debentures. In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding sentence of this Section 17.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Corporation or the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

SECTION 17.3      LIQUIDATION; DISSOLUTION; BANKRUPTCY.

         (a) Upon any payment by the Corporation or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to creditors upon any liquidation, dissolution or winding-up, reorganization, assignment for the benefit of creditors, marshaling of assets or any bankruptcy, insolvency, debt restructuring or similar proceedings in connection with any insolvency or bankruptcy proceeding of the Corporation, all amounts due upon all Senior Indebtedness of the Corporation shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made by the Corporation on account of the principal or interest on the Debentures; and upon any such liquidation, dissolution, winding-up, reorganization, assignment for the benefit of creditors, marshaling of assets, any payment by the Corporation, or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, to which the holders of the Debentures or the Trustee would be entitled to receive from the Corporation, except for the provisions of this Article XVII, shall be paid by the Corporation or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Debentures or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness of the Corporation (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Corporation) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the holders of Debentures or to the Trustee.

         (b) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Corporation of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee before all Senior Indebtedness of the Corporation is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Corporation, for application to the payment of all Senior Indebtedness of the Corporation, as the case may be, remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the benefit of the holders of such Senior Indebtedness.

         (c) For purposes of this Article XVII, the words "cash, property or securities" shall not be deemed to include shares of stock of the Corporation as reorganized or readjusted, or securities of the Corporation or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this
Article XVII with respect to the Debentures to the payment of all Senior Indebtedness of the Corporation, as the case may be, that may at the time be outstanding, provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment; and

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(ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Corporation with, or the merger of the Corporation into, another corporation or the liquidation or dissolution of the Corporation following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XIII shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 17.3 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XIII. Nothing in Section 17.2 or in this Section 17.3 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 10.7.

SECTION 17.4      SUBROGATION.

         (a) Subject to the payment in full of all Senior Indebtedness of the Corporation, the rights of the holders of the Debentures shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Corporation, as the case may be, applicable to such Senior Indebtedness until the principal of and interest on the Debentures shall be paid in full; and for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the holders of the Debentures or the Trustee would be entitled except for the provisions of this
Article XVII, and no payment over pursuant to the provisions of this Article XVII to or for the benefit of the holders of such Senior Indebtedness by holders of the Debentures or the Trustee, shall, as between the Corporation, its creditors other than holders of Senior Indebtedness of the Corporation, and the holders of the Debentures, be deemed to be a payment by the Corporation to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XVII are and are intended solely for the purposes of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of such Senior Indebtedness on the other hand.

         (b) Nothing contained in this Article XVII or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Corporation, its creditors (other than the holders of Senior Indebtedness of the Corporation), and the holders of the Debentures, the obligation of the Corporation, which is absolute and unconditional, to pay to the holders of the Debentures the principal of and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debentures and creditors of the Corporation, as the case may be, other than the holders of Senior Indebtedness of the Corporation, nor shall anything herein or therein prevent the Trustee or the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XVII of the holders of such Senior Indebtedness in respect of cash, property or securities of the Corporation, as the case may be, received upon the exercise of any such remedy.

         (c) Upon any payment or distribution of assets of the Corporation referred to in this Article XVII, the Trustee, subject to the provisions of
Article X, and the holders of the Debentures shall be entitled to conclusively rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the holders of the Debentures, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Corporation, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this
Article XVII.

SECTION 17.5      TRUSTEE TO EFFECTUATE SUBORDINATION.

         Each holder of Debentures by such holder's acceptance thereof authorizes and directs the Trustee on such holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XVII and appoints the Trustee such holder's attorney-in-fact for any and all such purposes.

SECTION 17.6      NOTICE BY THE CORPORATION.

         (a) The Corporation shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Corporation that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article XVII. Notwithstanding the provisions of this Article



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XVII or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article XVII, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Corporation or a holder or holders of Senior Indebtedness or from any trustee therefor, and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 10.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 17.6 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Debenture), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary that may be received by it within two Business Days prior to such date.

         (b) The Trustee, subject to the provisions of Section 10.1, shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Corporation (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of such Senior Indebtedness to participate in any payment or distribution pursuant to this Article XVII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XVII, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 17.7      RIGHTS OF THE TRUSTEE; HOLDERS OF SENIOR INDEBTEDNESS.

         (a) The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XVII in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. The Trustee's right to compensation and reimbursement of expenses as set forth in Section 10.7 shall not be subject to the subordination provisions of this Article XVII.

         (b) With respect to the holders of Senior Indebtedness of the Corporation, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XVII, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to have any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 10.1, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall in good faith mistakenly pay over or deliver to holders of Debentures, the Corporation or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XVII or otherwise.

SECTION 17.8      SUBORDINATION MAY NOT BE IMPAIRED.

         (a) No right of any present or future holder of any Senior Indebtedness of the Corporation to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Corporation with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or otherwise be charged with.

         (b) Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness of the Corporation may, at any time and from time to time, without the consent of or notice to the Trustee or the holders of the Debentures, without incurring responsibility to the holders of the Debentures and without impairing or releasing the subordination provided in this Article XVII or the obligations hereunder of the holders of the Debentures to the holders of such Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior



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Indebtedness, or otherwise amend or supplement in any manner such Senior
Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Corporation and any other Person.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.


                           SOUTHERN COMMUNITY FINANCIAL CORPORATION

                                    By: /s/ F. Scott Bauer
                                       ----------------------------------------
                                    Name:  F. Scott Bauer
                                         --------------------------------------
                                    Title:  CEO
                                          -------------------------------------


                           WILMINGTON TRUST COMPANY, AS TRUSTEE

                                    By: /s/ Patricia A. Evans
                                       ----------------------------------------
                                    Name:  Patricia A. Evans
                                         --------------------------------------
                                    Title:  Senior Financial Services Officer
                                          -------------------------------------


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